===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                         ------------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                         ------------------------------

  ___CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)


                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

A NATIONAL BANKING ASSOCIATION                            41-1592157
(Jurisdiction of incorporation or                         (I.R.S. Employer
organization if not a U.S. national                       Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                         55479
(Address of principal executive offices)                       (Zip code)

                         ------------------------------

                           BANK OF BOSTON CORPORATION
              (Exact name of obligor as specified in its charter)


MASSACHUSETTS                                             04-2471221
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification No.)

100 FEDERAL STREET
BOSTON, MASSACHUSETTS                                     02110
                                                          (Zip code)

                         ------------------------------

                                DEBT SECURITIES
                      (Title of the indenture securities)

===============================================================================

Item 1. GENERAL INFORMATION. Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

             Comptroller of the Currency
             Treasury Department
             Washington, D.C.

             Federal Deposit Insurance Corporation
             Washington, D.C.

             The Board of Governors of the Federal Reserve System
             Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

             The trustee is authorized to exercise corporate trust powers.

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the trustee, describe each such affiliation.

     None with respect to the trustee.

No responses are included for Items 3-15 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 16. LIST OF EXHIBITS.     List below all exhibits filed as a part of this
Statement of Eligibility. Norwest Bank incorporates by reference into this Form T-1 the exhibits attached hereto.



     Exhibit 1.     a.   A copy of Articles of
          Association of the trustee now in effect.*

     Exhibit 2.     a.   A copy of the certificate of authority of the trustee
         to commence business issued June 28, 1872, by the Comptroller of the Currency to The Northwestern National Bank of Minneapolis.*

                    b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of the Northwestern National Bank of Minneapolis and the Minnesota Loan and Trust Company of Minneapolis.*

                    c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                    d. A copy of the certificate of the Comptroller of the Currency dated May 1, 1983, authorizing Norwest Bank Minneapolis, National Association, to act as fiduciary.*

        Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

        Exhibit 4.     Copy of By-laws of the trustee as now in effect.*

        Exhibit 5.     Not applicable.

        Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.*

        Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

        Exhibit 8. A copy of the certificate dated May 10, 1983 of name change from Northwestern National Bank Minneapolis to Norwest Bank Minneapolis, National Association.*

        Exhibit 9. A copy of the certificate dated January 11, 1988, of name change from Norwest Bank Minneapolis, National Association to Norwest Bank Minnesota, National Association.*





        * Incorporated by reference to the exhibit of the same number filed with the registration statement number 33-66086.

                                  SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 2nd day of February 1994.





                         NORWEST BANK MINNESOTA,
                         NATIONAL ASSOCIATION

                         /s/ RAYMOND S. HAVERSTOCK
                         ___________________________
                         Raymond S. Haverstock
                         Assistant Vice President

                                                                                 Board of Governors of the Federal Reserve System
                                                                                 OMB Number:  7100-0036

                                                                                 Federal Deposit Insurance Corporation
                                                                                 OMB Number:  3064-0052

                                                                                 Office of the Comptroller of the Currency
                                                                                 OMB Number:  1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                               Expires February 28, 1995


- ------------------------------------------------------------------------------------------------------------------------------------

[LOGO]                                                                               Please refer to page i,                  [ 1 ]
                                                                                     Table of Contents,  for
                                                                                     the required disclosure
                                                                                     of estimated burden.
- ------------------------------------------------------------------------------------------------------------------------------------


CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031
                                                            (931231)
REPORT AT THE CLOSE OF BUSINESS DECEMBER 31, 1993           --------
                                                            (RCRI 9099)

This report is required by law; 12 U.S.C. Section 324 (State        This report form is to filed by banks with branches and
member banks); 12 U.S.C. Section 1817 (State nonmember banks);      consolidated subsidiaries in U.S. territories and possessions,
and 12 U.S.C. Section 161 (National banks).                         Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

- ------------------------------------------------------------------------------------------------------------------------------------

NOTE:  The Reports of Condition and Income must be signed by        The Reports of Condition and Income are to be prepared in
an authorized officer and the Report of Condition must be           accordance with Federal regulatory authority instructions.
attested to by not less than two directors (trustees) for           NOTE:  These instructions may in some cases differ from
State nonmember banks and three directors for State member and      generally accepted accounting principles.
National banks.
                                                                    We, the undersigned directors (trustees), attest to the
I, /s/ Mark P. Wagener, Director, Bank & Service Accounting         correctness of this Report of Condition (including the
   ----------------------------------------------------             supporting schedules) and declare that it has been examined by
   Name and Title of Officer Authorized to Sign Report              us and to the best of our knowledge and belief has been
                                                                    prepared in conformance with the instructions issued by the
of the named bank do hereby declare that these Reports of           appropriate Federal regulatory authority and is true and
Condition and Income (including the supporting schedules) have      correct.
been prepared in conformance with the instructions issued by
the appropriate Federal regulatory authority and are true to        /s/
the best of my knowledge and belief.                                --------------------------------------------------------------
                                                                    Director (Trustee)

/s/ Mark P. Wagener                                                 /s/
- -------------------------------------------------------             --------------------------------------------------------------
Signature of Officer Authorized to Sign Report                      Director (Trustee)

/s/ 1/28/94
- -------------------------------------------------------             /s/
Date of Signature                                                   --------------------------------------------------------------
                                                                    Director (Trustee)




- ------------------------------------------------------------------------------------------------------------------------------------
FOR BANKS SUBMITTING HARD COPY REPORT FORMS:
                                                                    NATIONAL BANKS:  Return the original only in the special
STATE MEMBER BANKS:  Return the original and one copy to the        return address envelope provided.  If express mail is used in
appropriate Federal Reserve District Bank.                          lieu of the special return address envelope, return the
                                                                    original only to the FDIC, c/o Quality Data Systems, 2139
STATE NONMEMBER BANKS:  Return the original only in the             Espey Court, Crofton, MD 21114.
special return address envelope provided.  If express mail is used in lieu of the special return address envelope, return
the original only to the FDIC, c/o Quality Data Systems, 2139
Espey Court, Crofton, MD 21114.



- ------------------------------------------------------------------------------------------------------------------------------------
FDIC Certificate Number 0 5 2 0 8
                        ---------
                        (RCRI 9050)
                                                   CALL NO. 166                 31          12-31-93
                                                   CERT:  05208              00017   STBK    27-4095

                                 NORWEST BANK MINNESOTA, NATIONAL ASS
                                 SIXTH STREET AND MARQUETTE AVENUE
                                 MINNEAPOLIS, MN  55479-0016




    Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                    FFIEC 031
                                                                       Page i

                                                                        [ 2 ]

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES


- ------------------------------------------------------------------------------------------------------------------------------------
TABLE OF CONTENTS

SIGNATURE PAGE                                            COVER     REPORT OF CONDITION

REPORT OF INCOME                                                    Schedule RC--Balance Sheet  . . . . . . . . . . . . .   RC-1, 2

Schedule RI--Income Statement . . . . . . . . . . .  RI-1, 2, 3     Schedule RC-A--Cash and Balances Due
                                                                             From Depository Institutions . . . . . . . . . .  RC-3
Schedule RI-A--Changes in Equity Capital  . . . . . . . .  RI-3
                                                                    Schedule RC-B--Securities . . . . . . . . . . . . . .   RC-4, 5
Schedule RI-B--Charge-offs and Recoveries and
         Changes in Allowances for Loan and Lease                   Schedule RC-C--Loans and Lease Financing
         Losses   . . . . . . . . . . . . . . . . . .   RI-4, 5              Receivables:
                                                                                     Part I. Loans and Leases . . . . . .   RC-6, 7
Schedule RI-C--Applicable Income Taxes by                                            Part II. Loans to Small Businesses and
         Taxing Authority . . . . . . . . . . . . . . . .  RI-5                      Small Farms (included in the forms for
                                                                                     June 30 only)  . . . . . . . . . .   RC-7a, 7b
Schedule RI-D--Income from
         International Operations . . . . . . . . . . . .  RI-6     Schedule RC-D--Assets Held in Trading Accounts
                                                                             in Domestic Offices Only (to be completed only
Schedule RI-E--Explanations . . . . . . . . . . . . .   RI-7, 8              by banks with $1 billion or more in total assets)  RC-8

                                                                    Schedule RC-E--Deposit Liabilities  . . . . . . . . .  RC-9, 10

                                                                    Schedule RC-F--Other Assets . . . . . . . . . . . . . .   RC-11

                                                                    Schedule RC-G--Other Liabilities  . . . . . . . . . . .   RC-11

                                                                    Schedule RC-H--Selected Balance Sheet Items for
DISCLOSURE OF ESTIMATED BURDEN                                               Domestic Offices . . . . . . . . . . . . . . .   RC-12

THE ESTIMATED AVERAGE BURDEN ASSOCIATED WITH THIS INFORMATION       Schedule RC-I--Selected Assets and Liabilities
COLLECTION IS 29.2 HOURS PER RESPONDENT AND IS ESTIMATED TO                  of IBFs  . . . . . . . . . . . . . . . . . . .   RC-12
VARY FROM 14.6 TO 150 HOURS PER RESPONSE, DEPENDING ON
INDIVIDUAL CIRCUMSTANCES.  BURDEN ESTIMATES INCLUDES THE TIME       Schedule RC-K--Quarterly Averages . . . . . . . . . . .   RC-13
FOR REVIEWING INSTRUCTIONS, GATHERING AND MAINTAINING DATA IN
THE REQUIRED FORM, AND COMPLETING THE INFORMATION COLLECTION,       Schedule RC-L--Off-Balance Sheet Items  . . . . . .   RC-14, 15
BUT EXCLUDE THE TIME FOR COMPILING AND MAINTAINING BUSINESS
RECORDS IN THE NORMAL COURSE OF A RESPONDENT'S ACTIVITIES.          Schedule RC-M--Memoranda  . . . . . . . . . . . . .   RC-16, 17
COMMENTS CONCERNING THE ACCURACY OF THIS BURDEN ESTIMATE AND
SUGGESTIONS FOR REDUCING THIS BURDEN SHOULD BE DIRECTED TO THE      Schedule RC-N--Past Due and Nonaccrual Loans,
OFFICE OF INFORMATION AND REGULATORY AFFAIRS, OFFICE OF                      Leases, and Other Assets . . . . . . . . .   RC-18, 19
MANAGEMENT AND BUDGET, WASHINGTON, D.C. 20503, AND TO ONE OF
THE FOLLOWING:                                                      Schedule RC-O--Other Data for Deposit
                                                                             Insurance Assessments  . . . . . . . . . .   RC-19, 20
SECRETARY
BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM                    Schedule RC-R--Risk-Based Capital . . . . . . . . .   RC-21, 22
WASHINGTON, D.C.  20551
                                                                    Optional Narrative Statement Concerning the
LEGISLATIVE AND REGULATORY ANALYSIS DIVISION                                 Amounts Reported in the Reports of
OFFICE OF THE COMPTROLLER OF THE CURRENCY                                    Condition and Income . . . . . . . . . . . . .   RC-23
WASHINGTON, D.C.  20219
                                                                    Special Report (to be completed by all banks)
ASSISTANT EXECUTIVE SECRETARY
FEDERAL DEPOSIT INSURANCE CORPORATION                               Schedule RC-J--Repricing Opportunities (sent only to
WASHINGTON, D.C.  20429                                                      and to be completed only by savings banks)


For information or assistance, national and state nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC (3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

                                                                              3
CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1993 - DECEMBER 31, 1993

ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE BASIS IN THOUSANDS OF DOLLARS.

SCHEDULE RI - INCOME STATEMENT

                                                                                                                       I480 <-
                                                                                                   Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------------

1.  Interest income:
    a.  Interest and fee income on loans:
        (1) In domestic offices:
            (a) Loans secured by real estate  . . . . . . . . . . . . . . . . . . . . . . . . .   4011. .     427,147     1.a.1a

            (b) Loans to depository institutions  . . . . . . . . . . . . . . . . . . . . . . .   4019. .          58     1.a.1b

            (c) Loans to finance agricultural production and other loans to farmers   . . . . .   4024. .         315     1.a.1c

            (d) Commercial and industrial loans   . . . . . . . . . . . . . . . . . . . . . . .   4012. .     179,309     1.a.1d

            (e) Acceptances of other banks  . . . . . . . . . . . . . . . . . . . . . . . . . .   4026. .         309     1.a.1e

            (f) Loans to individuals for household, family, and other personal expenditures:
                 (1) Credit cards and related plans . . . . . . . . . . . . . . . . . . . . . .   4054. .      14,887     1.a.1f1

                 (2) Other  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4055. .      52,406     1.a.1f2

            (g) Loans to foreign governments and official institutions  . . . . . . . . . . . .   4056. .           0     1.a.1g

            (h) Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
                 (1) Taxable obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . .   4503. .           5     1.a.1h1
                 (2) Tax-exempt obligations . . . . . . . . . . . . . . . . . . . . . . . . . .   4504. .       1,644     1.a.1h2
            (i) All other loans in domestic offices   . . . . . . . . . . . . . . . . . . . . .   4058. .       3,644     1.a.1i

        (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs   . . . . . . . . . .   4059. .       4,290     1.a.2

    b.  Income from lease financing receivables:
        (1) Taxable leases  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4505. .      32,215     1.b.1

        (2) Tax-exempt leases   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4307. .           0     1.b.2

    c.  Interest income on balances due from depository institutions:(1)
        (1) In domestic offices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4105. .          41     1.c.1

        (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs   . . . . . . . . . .   4106. .         949     1.c.2

    d.  Interest and dividend income on securities:
        (1) U.S. Treasury securities and U.S. Government agency and corporation
            obligations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4027. .      89,653     1.d.1

        (2) Securities issued by states and political subdivisions in the U.S.:
            (a) Taxable securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4506. .           0     1.d.2a

            (b) Tax-exempt securities   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4507. .       5,329     1.d.2b

        (3) Other domestic debt securities  . . . . . . . . . . . . . . . . . . . . . . . . . .   3657. .       8,945     1.d.3

        (4) Foreign debt securities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3658. .           0     1.d.4

        (5) Equity securities (including investments in mutual funds)   . . . . . . . . . . . .   3659. .       9,144     1.d.5

    e.  Interest income from assets held in trading accounts  . . . . . . . . . . . . . . . . .   4069. .       3,907      1.e

- ------------------
(1) Includes interest income on time certificates of deposit not held in trading accounts.

                                                                               4
SCHEDULE RI - CONTINUED

                                                                                                        Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                             RIAD          Year-to-date
1.  Interest income (continued)                                              ----
    f.  under agreements to resell in domestic offices of the bank. . . . .  4020. .         44,718 . . . . . . . . . .       1f.
    g.  Total interest income (sum of items 1.a through 1.f)  . . . . . . .  4107. .        878,915 . . . . . . . . . .       1.g

2.  Interest expense:
    a.  Interest on deposits:
        (1) Interest on depostis in domestic offices:
            (a)  Transaction accounts (NOW accounts, ATS accounts, and
                 telephone and preauthorized transfer accounts) . . . . . .  4508. .         12,242 . . . . . . . . . .       2.a1a

            (b)  Nontransaction accounts:
                 (1) Money market deposit accounts (MMDAs)  . . . . . . . .  4509. .         38,738 . . . . . . . . . .       2.a1b

                 (2) Other savings deposits . . . . . . . . . . . . . . . .  4511. .          8,342 . . . . . . . . . .       2.a1b

                 (3) Time certificates of deposit of $100,000 or more . . .  4174. .         15,108 . . . . . . . . . .       2.a1b

                 (4) All other time deposits  . . . . . . . . . . . . . . .  4512. .         93,597 . . . . . . . . . .       2.a1b

        (2) Interest on deposits in foreign offices, Edge and
            Agreement subsidiaries, and IBFs  . . . . . . . . . . . . . . .  4172. .         22,514 . . . . . . . . . .       2.a2

    b.  Expense of federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and
        of its Edge and Agreement subsidiaries, and in IBFs   . . . . . . .  4180. .         92,030 . . . . . . . . . .       2.b
    c.  Interest on demand notes issued to the U.S. Treasury and on
        other borrowed money  . . . . . . . . . . . . . . . . . . . . . . .  4185. .         64,684 . . . . . . . . . .       2.c
    d.  Interest on mortgage indebtedness and obligations under
        capitalized leases  . . . . . . . . . . . . . . . . . . . . . . . .  4072. .            122 . . . . . . . . . .       2.d
    e.  Interest on subordinated notes and debentures   . . . . . . . . . .  4200. .          6,469 . . . . . . . . . .       2.e
    f.  Total interest expense (sum of items 2.a through 2.e)   . . . . . .  4073. .        353,846 . . . . . . . . . .       2.f

3.  Net interest income (item 1.g minus 2.f)  . . . . . . . . . . . . . . .  4074. .        525,069 . . . . . . . . . .       3.

4.  Provisions:
    a.  Provision for loan and lease losses   . . . . . . . . . . . . . . .  4230. .         16,480 . . . . . . . . . .      4.a
    b.  Provision for allocated transfer risk   . . . . . . . . . . . . . .  4243. .              0 . . . . . . . . . .      4.b

5.  Noninterest income:
    a.  Income from fiduciary activities  . . . . . . . . . . . . . . . . .  4070. .         92,025 . . . . . . . . . .       5.a
    b.  Service charges on deposit accounts in domestic offices   . . . . .  4080. .         63,366 . . . . . . . . . .       5.b
    c.  Trading gains (losses) and fees from foreign exchange
        transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . .  4075. .          6,781 . . . . . . . . . .       5.c
    d.  Other foreign transaction gains (losses)  . . . . . . . . . . . . .  4076. .          2,403 . . . . . . . . . .       5.d
    e.  Gains (losses) and fees from assets held in trading accounts  . . .  4077. .          5,082 . . . . . . . . . .       5.e
    f.  Other noninterest income:
        (1) Other fee income  . . . . . . . . . . . . . . . . . . . . . . .  5407. .        134,840 . . . . . . . . . .       5.f.1

        (2) All other noninterest income *  . . . . . . . . . . . . . . . .  5408. .         74,300 . . . . . . . . . .       5.f.2

    g.  Total noninterest income (sum of items 5.a. through 5.f)  . . . . .  4079. .        378,797 . . . . . . . . . .       5.g

6.  Gains (losses) on securities not held in trading accounts   . . . . . .  4091. .         24,577 . . . . . . . . . .       6.

7.  Noninterest expenses:
    a.  Salaries and employee benefits  . . . . . . . . . . . . . . . . . .  4135. .        240,974 . . . . . . . . . .       7.a
    b.  Expenses of premises and fixed assets (net of rental income)
        (excluding salaries and employee benefits and mortgage
        interest)   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4217. .         67,796 . . . . . . . . . .       7.b
    c.  Other noninterest expense *   . . . . . . . . . . . . . . . . . . .  4092. .        190,469 . . . . . . . . . .       7.c
    d.  Total noninterest expense (sum of items 7.a through 7.c)  . . . . .  4093. .        499,239 . . . . . . . . . .       7.d

8.  Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6,
    and 7.d)      . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4301. .        412,724 . . . . . . . . . .       8.

9.  Applicable income taxes (on item 8)   . . . . . . . . . . . . . . . . .  4302. .        150,783 . . . . . . . . . .       9.

10. Income (loss) before extraordinary items and other adjustments
    (item 8 minus 9)  . . . . . . . . . . . . . . . . . . . . . . . . . . .  4300. .        261,941 . . . . . . . . . .      10.

- ----------------
* Describe on Schedule RI-E - Explanations.
w

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
11. Extraordinary items and other adjustments:                               RIAD                Year-to-date
    a.  Extraordinary items and other adjustments, gross of income           ----
        taxes *   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4310. .              0 . . . . . . . . . .         11.a
    b.  Applicable income taxes (on item 11.a) *  . . . . . . . . . . . . .  4315. .              0 . . . . . . . . . .         11.b
    c.  Extraordinary items and other adjustments, net of
        income taxes (item 11.a minus 11.b)   . . . . . . . . . . . . . . .  4320. .              0 . . . . . . . . . .         11.c
12. Net income (loss) (sum of items 10 and 11.c)  . . . . . . . . . . . . .  4340. .        261,941 . . . . . . . . . .         12.



MEMORANDA

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
1.  Interest expense incurred to carry tax-exempt securities, loans, and leases acquired     RIAD                   Year-to-date
    after August 7, 1986, that is not deductible for federal income tax purposes  . . . . .  4513. .                   38       M.1
2.  Not applicable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
3.  Estimated foreign tax credit included in applicable income taxes, items 9 and 11.b
    above         . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4309. .                    0       M.3
4.  To be completed only by banks with $1 billion or more in total assets:
    Taxable equivalent adjustment to "Income (loss) before income taxes and extraordinary
    items and other adjustments" (item 8 above)   . . . . . . . . . . . . . . . . . . . . .  1244. .                6,276       M.4
5.  Number of full-time equivalent employees on payroll at end of current period (round to                          Number
                                                                                                                    ------
    nearest whole number  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4150. .                4,735       M.5




SCHEDULE RI-A - CHANGES IN EQUITY CAPITAL

INDICATE DECREASES AND LOSSES IN PARENTHESES.

                                                                                                                             I483 <-
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
1.  Total equity capital originally reported in the December 31, 1992, Reports of            RIAD
    Condition and Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3215. .              886,118       1.
2.  Equity capital adjustments from amended Reports of Income, net *  . . . . . . . . . . .  3216. .                    0       2.
3.  Amended balance end of previous calendar year (sum of items 1 and 2)  . . . . . . . . .  3217. .              886,118       3.
4.  Net income (loss) (must equal Schedule RI, item 12)   . . . . . . . . . . . . . . . . .  4340. .              261,941       4.
5.  Sale, conversion, acquisition, or retirement of capital stock, net  . . . . . . . . . .  4346. .                    0       5.
6.  Changes incident to business combinations, net  . . . . . . . . . . . . . . . . . . . .  4356. .                5,817       6.
7.  LESS:  Cash dividends declared on preferred stock   . . . . . . . . . . . . . . . . . .  4470. .                    0       7.
8.  LESS:  Cash dividends declared on common stock  . . . . . . . . . . . . . . . . . . . .  4460. .              105,000       8.
9.  Cumulative effect of changes in accounting principles from prior years * (see
    instructions for this schedule)   . . . . . . . . . . . . . . . . . . . . . . . . . . .  4411. .                    0       9.
10. Corrections of material accounting errors from prior years * (see instructions for
    this schedule)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4412. .                    0       10.
11. Change in net unrealized loss on marketable equity securities   . . . . . . . . . . . .  4413. .               12,007       11.
12. Foreign currency translation adjustments  . . . . . . . . . . . . . . . . . . . . . . .  4414. .                 (111)      12.
13. Other transactions with parent holding company * (not included in items 5, 7, or
    8 above)      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4415. .               22,227       13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal
    Schedule RC, item 28)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3210. .            1,082,999       14.

- -----------------
* Describe on Schedule RI-E - Explanations.

SCHEDULE RI-B -  CHARGE-OFFS AND RECOVERIES AND CHANGES IN ALLOWANCE
                 FOR LOAN AND LEASE LOSSES

Part  I.  Charge-offs and Recoveries on Loans and Leases

PART I EXCLUDES CHARGE-OFFS AND RECOVERIES THROUGH THE ALLOCATED TRANSFER RISK RESERVE.

                                                                                                                            I486 <-
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                     ----------------calendar year-to-date----------------
                                                                            (Column A)                  (Column B)

                                                                           Charge-offs                  Recoveries
                                                                     -------------------------   -------------------------
1.  Loans secured by real estate:                                    RIAD                        RIAD
                                                                     ----                        ----
    a.  To U.S. addressees (domicile)   . . . . . . . . . . . . . .  4651. .            11,825   4461. .            17,834     1.a
    b.  To non-U.S. addressees (domicile)   . . . . . . . . . . . .  4652. .                 0   4662. .                 0     1.b
2.  Loans to depository institutions and acceptances of
    other banks:
    a.  To U.S. banks and other U.S. depository
        institutions  . . . . . . . . . . . . . . . . . . . . . . .  4653. .                 0   4663. .                 0     2.a
    b.  To foreign banks  . . . . . . . . . . . . . . . . . . . . .  4654. .                 0   4664. .                 0     2.b
3.  Loans to finance agricultural production and other
    loans to farmers  . . . . . . . . . . . . . . . . . . . . . . .  4655. .                 0   4665. .                 0     3.
4.  Commercial and industrial loans:
    a.  To U.S. addressees (domicile)   . . . . . . . . . . . . . .  4645. .            12,927   4617. .            11,842     4.a
    b.  To non-U.S. addressees (domicile)   . . . . . . . . . . . .  4646. .                 0   4618. .               248     4.b
5.  Loans to individuals for household, family, and other
    personal expenditures:
    a.  Credit cards and related plans  . . . . . . . . . . . . . .  4656. .             2,256   4666. .               374     5.a
    b.  Other (includes single payment, installment, and
        all student loans)  . . . . . . . . . . . . . . . . . . . .  4657. .             6,386   4667. .             2,876     5.b
6.  Loans to foreign governments and official institutions  . . . .  4643. .                 0   4627. .               867     6.
7.  All other loans   . . . . . . . . . . . . . . . . . . . . . . .  4644. .             2,394   4628. .               745     7.
8.  Lease financing receivables:
    a.  Of U.S. addressees (domicile)   . . . . . . . . . . . . . .  4658. .             2,002   4668. .               184     8.a
    b.  Of non-U.S. addressees (domicile)   . . . . . . . . . . . .  4659. .                 0   4669. .                 0     8.b
9.  Total (sum of items 1 through 8)  . . . . . . . . . . . . . . .  4635. .            37,790   4605. .            34,970     9.


MEMORANDA
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
To be completed by national banks only.                              ----Cumulative Charge-offs----  ----Cumulative Recoveries----
1.  Charge-offs and recoveries of Special-Category Loans,            Jan 1 1986 through Dec 31 1989  Jan 1 1986 through Report Date
    as defined for this Call Report by the Comptroller of            RIAD                        RIAD
                                                                     ----                        ----
    the Currency ________________________________________                                        4784. .             9,159     M.1

                                                                     ---------------calendar year-to-date-----------------
MEMORANDUM ITEMS 2 AND 3 ARE TO BE COMPLETED                                (Column A)                  (Column B)
BY ALL BANKS                                                               Charge-offs                  Recoveries
                                                                     -------------------------   -------------------------
2.  Loans to finance commercial real estate, construction,           RIAD                        RIAD
                                                                     ----                        ----
    and land development activities (not secured by real
    estate) included in Schedule RI-B, part I,
    items 4 and 7, above  . . . . . . . . . . . . . . . . . . . . .  5409. .                 0   5410. .                 0     M.2
3.  Loans secured by real estate in domestic offices
    (included in Schedule RI-B, part I, item 1, above):
    a.  Construction and land development   . . . . . . . . . . . .  3582. .                 0   3583. .             3,261     M.3.a
    b.  Secured by farmland   . . . . . . . . . . . . . . . . . . .  3584. .                 0   3585. .                 0     M.3.b
    c.  Secured by 1-4 family residential properties:
        (1) Revolving, open-end loans secured by 1-4
            family residential properties and extended
            under lines of credit   . . . . . . . . . . . . . . . .  5411. .                 0   5412. .                 0
M.3.c1
        (2) All other loans secured by 1-4 family
            residential properties  . . . . . . . . . . . . . . . .  5413. .             2,975   5414. .               262
M.3.c2
    d.  Secured by multifamily (5 or more) residential  . . . . . .  3588. .                 0   3589. .                 0     M.3.d
    e.  Secured by nonfarm nonresidential properties  . . . . . . .  3590. .             8,850   3591. .            14,311     M.3.e

PART II.    Changes in Allowances for Loan and Lease Losses
            and in  Allocated Transfer Risk Reserve                                                      Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                    (Column A)                        (Column B)
                                                           Allowance for Loan and Lease      Allocated Transfer Risk Losses
                                                                                                        Reserve
                                                          -----------------------------      ------------------------------
                                                             RIAD                            RIAD
1.  Balance originally reported in the December 31, 1992,    ----                            ----
    Reports of Condition and Income   . . . . . . . . . . .  3124. .           163,425       3131. .                 0        1.
2.  Recoveries (column A must equal part I, item 9,
    column B above)   . . . . . . . . . . . . . . . . . . .  4605. .            34,970       3132. .                 0        2.
3.  LESS:  Charge-offs (column A must equal part I, item 9,
    column A above)   . . . . . . . . . . . . . . . . . . .  4635. .            37,790       3133. .                 0        3.
4.  Provisions (column A must equal Schedule RI, item 4.a;
    column B must equal schedule RI, item 4.b)  . . . . . .  4230. .            16,480       4243. .                 0        4.
5.  Adjustments * (see instructions for this schedule)  . .  4815. .             1,750       3134. .                 0        5.
6.  Balance end of current period (sum of items 1 through
    5) (column A must equal Schedule RC, item 4.b; column B
    must equal Schedule RC, item 4.c  . . . . . . . . . . .  3123. .           178,835       3128. .                 0        6.

- -----------------
* Describe on Schedule RI-E - Explanations.





SCHEDULE RI-C - APPLICABLE INCOME TAXES BY TAXING AUTHORITY


                                                                                                                           I489 <-
Schedule RI-C is to be reported with the December Report of Income.                                     Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   RAID
                                                                                                   ----
1.  Federal   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4780. .        134,970      1.
2.  State and local   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4790. .         15,262      2.
3.  Foreign   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4795. .            551      3.
4.  Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b)  . . . . .  4770. .        150,783      4.
                                                        RIAD
                                                        ----
5.  Deferred portion of item 4  . . . . . . . . . . .   4772. .               17,093                          . . . . . .      5.

                                                                              8
SCHEDULE RI-D - INCOME FROM INTERNATIONAL OPERATIONS

FOR ALL BANKS WITH FOREIGN OFFICES, EDGE OR AGREEMENT SUBSIDIARIES, OR IBFS WHERE INTERNATIONAL OPERATIONS ACCOUNT FOR MORE THAN 10 PERCENT OF TOTAL REVENUES, TOTAL ASSETS, OR NET INCOME.

PART I.  ESTIMATED INCOME FROM INTERNATIONAL OPERATIONS


                                                                                                                            I492 <-
                                                                                                        Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
1.  Interest income and expense booked at foreign offices, Edge and Agreement
    subsidiaries, and IBFs:                                                                   RIAD             Year-to-date
                                                                                              ----
    a. Interest income booked . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4837. .           8,339       1.a
    b. Interest expense booked. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4838. .           3,508       1.b
    c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries,
       and IBFs (item 1.a minus 1.b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4839. .           4,831       1.c
2.  Adjustments for booking location of international operations:
    a. Net interest income attributable to international operations booked at domestic
       offices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4840. .           2,340       2.a
    b. Net interest income attributable to domestic business booked at foreign
       offices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4841. .          N/A          2.b
    c. Net booking location adjustment (item 2.a minus 2.b) . . . . . . . . . . . . . . . . . 4842. .           2,340       2.c
3.  Noninterest income and expense attributable to international operations:
    a. Noninterest income attributable to international operations  . . . . . . . . . . . . . 4097. .          15,973       3.a
    b. Provision for loan and lease losses attributable to international operations . . . . . 4235. .          (1,374)      3.b
    c. Other noninterest expense attributable to international operations . . . . . . . . . . 4239. .          23,798       3.c
    d. Net noninterest income (expense) attributable to international operations (item 3.a
       minus 3.b and 3.c  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4843. .          (6,451)      3.d
4.  Estimated pretax income attributable to international operations before capital
    allocation adjustment (sum of items 1.c, 2.c, and 3.d). . . . . . . . . . . . . . . . . . 4844. .             720       4.
5.  Adjustment to pretax income for internal allocations to international operations
    to reflect the effects of equity capital on overall bank funding costs. . . . . . . . . . 4845. .          N/A          5.
6.  Estimated pretax income attributable to international operations after capital
    allocation adjustment (sum of items 4 and 5). . . . . . . . . . . . . . . . . . . . . . . 4846. .             720       6.
7.  Income taxes attributable to income from international operations as estimated in
    item 6. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4797. .             213       7.
8.  Estimated net income attributable to international operations (item 6 minus 7). . . . . . 4341. .             507       8.

MEMORANDA

                                                                                                        Dollar Amounts in Thousands
                                                                                                        ---------------------------
1.  Intracompany interest income included in item 1.a above . . . . . . . . . . . . . . . . . 4847. .           2,973       M.1
2.  Intracompany interest expense included in item 1.b above. . . . . . . . . . . . . . . . . 4848. .               5       M.2

PART II. SUPPLEMENTARY DETAILS ON INCOME FROM INTERNATIONAL OPERATIONS REQUIRED BY THE DEPARTMENTS OF COMMERCE AND TREASURY FOR PURPOSES OF THE U.S. INTERNATIONAL ACCOUNTS AND THE U.S. NATIONAL INCOME AND PRODUCT ACCOUNTS

                                                                                                        Dollar Amounts in Thousands
                                                                                                        ---------------------------
                                                                                              RIAD             Year-to-date
                                                                                              ----
1.  Interest income booked at IBFs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4849. .               0       1.
2.  Interest expense booked at IBFs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4850. .               0       2.
3.  Noninterest income attributable to international operations booked at domestic offices (excluding IBFs):
    a. Gains (losses) and extraordinary items. . . . . . . . . . . . . . . . . . . . . . . . .5491. .             361       3.a
    b. Fees and other noninterest income . . . . . . . . . . . . . . . . . . . . . . . . . . .5492. .           6,845       3.b
4.  Provision for loan and lease losses attributable to international operations booked at
    domestic offices (excluding IBFs). . . . . . . . . . . . . . . . . . . . . . . . . . . . .4852. .          (1,357)      4.
5.  Other noninterest expense attributable to international operations booked at domestic
    offices (excluding IBFs) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4853. .          12,231       5.

                                                                               9
SCHEDULE RI-E - EXPLANATIONS

SCHEDULE RI-E - IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE
BASIS.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)


                                                                                                        Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------------------------------
1.  All other noninterest income (from Schedule RI, item 5.f.(2))                             RIAD             Year-to-date
    Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                              ----
    a. Net gains on other real estate owned . . . . . . . . . . . . . . . . . . . . . . . . . 5415. .          N/A          1.a
    b. Net gains on sales of loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5416. .          N/A          1.b
    c. Net gains on sales of premises and fixed assets                                        5417. .          N/A          1.c
    Itemize and describe the three largest other amounts that exceed 10% of
    Schedule RI, item 5.f.(2):
       TEXT                                                                                   RIAD
       ----                                                                                   ----
    d. 4461: PROCESSING FEES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4461. .          28,937       1.d
    e. 4462: UNREALIZED GAINS ON CAPS, FLOORS, SWAPS. . . . . . . . . . . . . . . . . . . . . 4462. .          13,714       1.e
    f. 4463: SECURITIZATION CLEAN-UP CALL GAIN. . . . . . . . . . . . . . . . . . . . . . . . 4463. .           9,626       1.f
2.  Other nonintrest expense (from Schedule RI, item 7.c):
    a. Amortization expense of intangible assets. . . . . . . . . . . . . . . . . . . . . . . 4531. .          11,059       2.a
    Report amounts that exceed 10% of Schedule RI, item 7.c:
    b. Net losses on other real estate owned. . . . . . . . . . . . . . . . . . . . . . . . . 5418. .          N/A          2.b
    c. Net losses on sales of loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5419. .          N/A          2.c
    d. Net losses on sales of premises and fixed assets                                       5420. .          N/A          2.d
    Itemize and describe the threee largest other amounts that exceed 10% of
    Schedule RI, item 7.c:
       TEXT                                                                                   RIAD
       ----                                                                                   ----
    e. 4464: PROCESSING EXPENSE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4464. .          44,987       2.e
    f. 4467:. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4467. .          N/A          2.f
    g. 4468:. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4468. .          N/A          2.g
3.  Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary items and other adjustments):
           TEXT                                            RIAD
           ----                                            ----
    a. (1) 6440: Effect of adopting FASB Statement No. 109, "Accounting for Income Taxes" . . 6440. .               0       3.a.1
       (2) Applicable income tax effect                    4486. .                  0                . . . . . . . .        3.a.2
    b. (1) 4487:. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4487. .               0       3.b.1
       (2) Applicable income tax effect                    4488. .                  0                . . . . . . . .        3.b.2
    c. (1) 4489:. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4489. .               0       3.c.1
       (2) Applicable income tax effect                    4491. .                  0                . . . . . . . .        3.c.2
4.  Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2) (itemize and describe all adjustments):
       TEXT                                                                                   RIAD
       ----                                                                                   ----
    a. 4492:. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4492. .          N/A          4.a
    b. 4493:. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4493. .          N/A          4.b
5.  Cumulative effect of changes in accounting principles from prior years (from Schedule
    RI-A, item 9) (itemize and describe all changes in accounting principles):
       TEXT                                                                                   RIAD
       ----                                                                                   ----
    a. 4494:. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4494. .          N/A          5.a
    b. 4495:. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4495. .          N/A          5.b
6.  Corrections of material accounting errors from prior years (from Schedule RI-A, item
    10) (itemize and describe all corrections):
       TEXT                                                                                   RIAD
       ----                                                                                   ----
    a. 4496:. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4496. .          N/A          6.a
    b. 4497:. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4497. .          N/A          6.b

                                                                             10
SCHEDULE RI-E - CONTINUED

                                                                                                        Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------------------------------
7.  Other transactions with parent holding company (from Schedule RI-A, item 13) (itemize and describe all such transactions):
        TEXT                                                                                  RIAD
        ----                                                                                  ----
    a. 4498: CAPITAL INFUSION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4498. .          22,227       7.a
    b. 4499:                  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4499. .          N/A          7.b
8.  Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5) (itemize and describe all adjustments):
        TEXT                                                                                  RIAD
        ----                                                                                  ----
    a. 4521: CREDIT CARD LN POOL PARTICIPATION. . . . . . . . . . . . . . . . . . . . . . . . 4521. .             910       8.a
    b. 4522: PURCHASED ALLOWANCE (NET). . . . . . . . . . . . . . . . . . . . . . . . . . . . 4522. .             840       8.b
                                                                                                                  I498   I499 <-

9. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):
    No comment:                  X     (RIAD 4769)

    Other explanations (please type or print clearly):
    (TEXT 4769)

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND
STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 1993

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC -- BALANCE SHEET

                                                                                                                           C400 <--
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
ASSETS
                                                                                             RCFD
 1. Cash and balances due from depository institutions (from Schedule RC-A):                 ----
    a. Noninterest-bearing balances and currency and coin (1)  . . . . . . . . . . . . . . . 0081 . .            770,961     1.a
    b. Interest-bearing balances (2)   . . . . . . . . . . . . . . . . . . . . . . . . . . . 0071 . .             37,486     1.b
 2. Securities (from Schedule RC-B)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0390 . .          1,823,588     2.
 3. Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal funds sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0276 . .          1,402,112     3.a
    b. Securities purchased under agreements to resell   . . . . . . . . . . . . . . . . . . 0277 . .            150,719     3.b
 4. Loans and lease financing receivables:
    a. Loans and leases, net of unearned income  . . . . . . . . . . .  RCFD
                                                                        ----
       (from Schedule RC-C)  . . . . . . . . . . . . . . . . . . . . .  2122 . .  10,764,757                 . . . . . .     4.a
    b. LESS: Allowance for loan and lease losses   . . . . . . . . . .  3123 . .     178,835                 . . . . . .     4.b
    c. LESS: Allocated transfer risk reserve   . . . . . . . . . . . .  3128 . .           0                 . . . . . .     4.c
    d. Loans and leases, net of unearned income,
       allowance, and reserve (item 4.a minus 4.b and 4.c)   . . . . . . . . . . . . . . . . 2125 . .         10,585,922     4.d
 5. Assets held in trading accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2146 . .            109,922     5.
 6. Premises and fixed assets (including capitalized leases) . . . . . . . . . . . . . . . . 2145 . .            110,447     6.
 7. Other real estate owned (from Schedule RC-M)   . . . . . . . . . . . . . . . . . . . . . 2150 . .             17,938     7.
 8. Investments in unconsolidated subsidiaries and associated companies (from
    Schedule RC-M)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2130 . .              2,698     8.
 9. Customers' liability to this bank on acceptances outstanding . . . . . . . . . . . . . . 2155 . .             32,335     9.
10. Intangible assets (from Schedule RC-M) . . . . . . . . . . . . . . . . . . . . . . . . . 2143  . .            40,342     10.
11. Other assets (from Schedule RC-F)  . . . . . . . . . . . . . . . . . . . . . . . . . . . 2160  . .           210,224     11.
12. Total assets (sum of items 1 through 11) . . . . . . . . . . . . . . . . . . . . . . . . 2170  . .        15,294,694     12.

______________
(1)   Includes cash items in process of collection and unposted debits.
(2)   Includes time certificates of deposit not held in trading accounts.

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13.Deposits                                                            RCON
                                                                       ----
   a. In domestic offices (sum of totals of columns A and C
      from Schedule RC-E, Part I)   . . . . . . . . . . . . . . . . .  2200 . . . . . . .          7,923,922         13.a
      (1) Noninterest-bearing (1)   . . . . . . . . . . . . . . . . .  6631 . .  2,469,017       . . . . . .         13.a.1
      (2) Interest-bearing  . . . . . . . . . . . . . . . . . . . . .  6636 . .  5,454,905       . . . . . .         13.a.2
   b. In foreign offices, Edge and Agreement subsidiaries, and         RCFN
                                                                       ----
      IBFs (from Schedule RC-E, part II)  . . . . . . . . . . . . . .  2200    . . . . . .           804,867         13.b
      (1) Noninterest-bearing   . . . . . . . . . . . . . . . . . . .  6631 . .    738,551       . . . . . .         13.b.1
      (2) Interest-bearing  . . . . . . . . . . . . . . . . . . . . .  6636 . .     66,316       . . . . . .         13.b.2
14.Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge
   and Agreement subsidiaries, and in IBFs:                            RCFD
                                                                       ----
   a. Federal funds purchased   . . . . . . . . . . . . . . . . . . .  0278   . . . . . .          1,711,846         14.a
   b. Securities sold under agreements to repurchase  . . . . . . . .  0279   . . . . . .            863,941         14.b
15.Demand notes issued to the                                          RCON
                                                                       ----
   U.S. Treasury                                                       2840   . . . . . .            199,558         15.
16.Other borrowed                                                      RCFD
                                                                       ----
   money  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2850   . . . . . .          2,206,217         16.
17.Mortgage indebtedness and obligations under capitalized
   leases   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2910   . . . . . .              1,335         17.
18.Bank's liability on acceptances executed and outstanding . . . . .  2920   . . . . . .             32,335         18.
19.Subordinated notes and debentures  . . . . . . . . . . . . . . . .  3200   . . . . . .            161,718         19.
20.Other liabilities (from Schedule RC-G) . . . . . . . . . . . . . .  2930   . . . . . .            305,956         20.
21.Total liabilities (sum of items 13 through 20) . . . . . . . . . .  2948   . . . . . .         14,211,695         21.

22.Limited-life preferred stock and related surplus . . . . . . . . .  3282   . . . . . .                  0         22.
EQUITY CAPITAL
23.Perpetual preferred stock and related surplus  . . . . . . . . . .  3838   . . . . . .                  0         23.
24.Common stock . . . . . . . . . . . . . . . . . . . . . . . . . . .  3230   . . . . . .            100,000         24.
25.Surplus (exclude all surplus related to preferred stock)   . . . .  3839   . . . . . .            537,762         25.
26.a. Undivided profits and capital reserves  . . . . . . . . . . . .  3632   . . . . . .            433,341         26.a
   b. LESS: Net unrealized loss on marketable equity securities . . .  0297   . . . . . .         (   12,007)        26.b
27.Cumulative foreign currency translation adjustments  . . . . . . .  3284   . . . . . .         (      111)        27.
28.Total equity capital (sum of items 23 through 27)  . . . . . . . .  3210   . . . . . .          1,082,999         28.
29.Total liabilities, limited-life preferred stock, and equity
   capital (sum of items 21, 22, and 28)  . . . . . . . . . . . . . .  3300   . . . . . .         15,294,694         29.

MEMORANDUM

TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
1. Indicate in the box at the right the number of the
   statement below that best describes the most
   comprehensive level of auditing work performed for the bank         RCFD        Number
   by independent external auditors as                                 ----        ------
   of any date during 1992 . . . . . . . . . . . . . . . . . . . . .   6724 . . .   N/A         . . . .  . .         M.1

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors
    (may be required by state chartering authority)
5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work

____________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits

SCHEDULE RC-A - CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held in trading accounts.




                                                                                                                            C405 <-
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                              (Column A)                (Column B)
                                                                          Consolidated Bank         Domestic Offices
                                                                       ------------------------  -----------------------
1. Cash items in process of collection, unposted                        RCFD                       RCON
                                                                        ----                       ----
   debits, and currency and coin  . . . . . . . . . . . . . . . . . .   0022. .          521,394              . . . . . .    1.
   a. Cash items in process of collection and unposted
      debits  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                . . . . . .   0020. .        456,317    1.a
   b. Currency and coin   . . . . . . . . . . . . . . . . . . . . . .                . . . . . .   0080. .         64,933    1.b
2. Balances due from depository institutions in the U.S.  . . . . . .                . . . . . .   0082. .         36,993    2.
   a. U.S. branches and agencies of foreign banks
      (including their IBFs)  . . . . . . . . . . . . . . . . . . . .   0083. .                0              . . . . . .    2.a
   b. Other commercial banks in the U.S. and other
      depository institutions in the U.S. (including
      their IBFs)   . . . . . . . . . . . . . . . . . . . . . . . . .   0085. .           40,064              . . . . . .    2.b
3. Balances due from banks in foreign countries and
   foreign central banks  . . . . . . . . . . . . . . . . . . . . . .                . . . . . .   0070. .          4,807    3.
   a. Foreign branches of other U.S. banks  . . . . . . . . . . . . .   0073. .            4,807              . . . . . .    3.a
   b. Other banks in foreign countries and foreign
      central banks   . . . . . . . . . . . . . . . . . . . . . . . .   0074. .           36,057              . . . . . .    3.b
4. Balances due from Federal Reserve Banks  . . . . . . . . . . . . .   0090. .          206,125   0090. .        205,290    4.
5. Total (sum of items 1 through 4) (total of column A
   must equal Schedule RC, item 1)  . . . . . . . . . . . . . . . . .   0010. .          808,447   0010. .        768,340    5.

MEMORANDUM
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   RCON
1. Noninterest-bearing balances due from commercial banks in the U.S.                              ----
   (including in item 2, column 8 above)  . . . . . . . . . . . . . . . . . . . . . . .            0050. .         36,048    M.1

SCHEDULE RC-B - SECURITIES

                                                                                                                             C410 <-
Exclude assets held in trading accounts.                                                                 Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                           -------------Consolidated Bank--------------  --Domestic Offices--
                                                                (Column A)              (Column B)            (Column C)
                                                                Book Value            Market Value (1)        Book Value
                                                           --------------------   ---------------------  --------------------
                                                            RCFD                  RCFD                  RCON
                                                            ----                  ----                  ----
1. U.S. Treasury securities   . . . . . . . . . . . . . .   0400..       56,109   0401..      56,109    0400..      56,109   1.
2. U.S. Government agency and corporation
   obligations:
   a. All holdings of U.S. Government-issued or
      guaranteed certificates of participation
      in pools of residential mortgages:
      (1) Issued by FNMA and FHLMC  . . . . . . . . . . .   3760..    1,327,924   3761..   1,327,924    3760..   1,327,924   2.a1
      (2) Guaranteed by GNMA (exclude FNMA
          and FHLMC issues)   . . . . . . . . . . . . . .   3762..      129,521   3763..     129,521    3762..     129,521   2.a2
   b. All other   . . . . . . . . . . . . . . . . . . . .   0604..       74,434   0605..      74,434           . . . . . .   2.b
      (1) Collateralized mortgage obligations
          issued by FNMA and FHLMC (include
          REMICs)   . . . . . . . . . . . . . . . . . . .           . . . . . .          . . . . . .    3764..      66,039   2.b1
      (2) All other U.S. Government-sponsored
          agency obligations (2)  . . . . . . . . . . . .           . . . . . .          . . . . . .    3765..       8,395   2.b2
      (3) All other U.S. Government agency
          obligations (3)   . . . . . . . . . . . . . . .           . . . . . .          . . . . . .    3766..           0   2.b3
3. Securities issued by states and political
   subdivisions in the U.S.   . . . . . . . . . . . . . .   0402..       69,969   0403..      74,339           . . . . . .   3.
   a. General obligations   . . . . . . . . . . . . . . .           . . . . . .          . . . . . .    3767..      21,530   3.a
   b. Revenue obligations   . . . . . . . . . . . . . . .           . . . . . .          . . . . . .    3768..      48,389   3.b
   c. Industrial development and similar
      obligations   . . . . . . . . . . . . . . . . . . .           . . . . . .          . . . . . .    3769..          50   3.c
4. Other domestic debt securities:
   a. All holdings of private (i.e., non-
      government-issued or -guaranteed)
      certificates of participation in pools
      of residential mortgages  . . . . . . . . . . . . .   0408..          467   0409..         467    0408..         467   4.a
   b. All other domestic debt securities:
      (1) Privately-issued collaterized
          mortgage obligations (include
          REMICs)   . . . . . . . . . . . . . . . . . . .   5361..       37,725   5362..      37,725    5361..      37,725   4.b1
      (2) All other   . . . . . . . . . . . . . . . . . .   5363..        2,953   5364..       2,953    5363..       2,953   4.b2
5. Foreign debt securities  . . . . . . . . . . . . . . .   3635..        1,865   3636..       1,865    3635..           0   5.
6. Equity securities:
   a. Marketable equity securities:
      (1) Investments in mutual funds   . . . . . . . . .   3637..            0   3638..           0    3637..           0   6.a1
      (2) Other marketable equity securities  . . . . . .   3639..           17   3640..          17    3639..          17   6.a2
      (3) LESS: Net unrealized loss on
           marketable equity securities   . . . . . . . .   3641..            0          . . . . . .    3641..           0   6.a3
   b. Other equity securities (includes
      Federal Reserve stock)  . . . . . . . . . . . . . .   3642..      122,604   3643..     122,604    3642..     122,604   6.b
7. Total (sum of items 1 through 6) (total of
   column A must equal Schedule RC, item 2)   . . . . . .   0390..    1,823,588   0391..   1,827,958    0390..   1,821,723   7.

__________
(1)  See discussion in Glossary entry for "market value of securities."
(2) Includes obligations (other than certificates of participation in pools of residential mortgages, CMOs, and REMICs) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.
(3) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.

MEMORANDA

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                                       ----- Consolidated Bank -----
                                                                                                Book Value
                                                                                       ----------------------------
                                                                                         RCFD
                                                                                         ----
1.  Pledged securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  0416. .          1,684,807    M.1
2.  Maturity and repricing data for debt securities (1,2) (excluding those in monaccural status):
    a. Fixed rate debt securities with a remaining maturity of:
       (1) Three months or less   . . . . . . . . . . . . . . . . . . . . . . . . . . .  0343. .             26,456    M.2.a1
       (2) Over three months through 12 months  . . . . . . . . . . . . . . . . . . . .  0344. .             34,096    M.2.a2
       (3) Over one year through five years   . . . . . . . . . . . . . . . . . . . . .  0345. .             47,531    M.2.a3
       (4) Over five years  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  0346. .            913,004    M.2.a4
       (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1)
           through 2.a.(4))   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  0347. .          1,021,087    M.2.a5
    b. Floating rate debt securities with a repricing frequency of:
       (1) Quarterly or more frequently   . . . . . . . . . . . . . . . . . . . . . . .  4544. .            556,657    M.2.b1
       (2) Annually or more frequently, but less frequently than quarterly  . . . . . .  4545. .            122,534    M.2.b2
       (3) Every five years or more frequently, but less frequently than annually   . .  4551. .                222    M.2.b3
       (4) Less frequently than every 5 years   . . . . . . . . . . . . . . . . . . . .  4552. .                  0    M.2.b4
       (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1)
           through 2.b.(4))   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4553. .            679,413    M.2.b5
    c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total debt securities from Schedule RC-B, sum of items 1 through 5, column A,
       minus nonaccural debt securities included in Schedule RC-N, item 9, column C)  .  0393. .          1,700,500    M.2.c
3.  Taxable securities issued by states and political subdivisions in the U.S.
    (included in Schedule RC-B, item 3, column A, above)  . . . . . . . . . . . . . . .  0301. .                  0    M.3
4.  Debt securities restructured and in compliance with modified terms (included in
    Schedule RC-B, items 3 through 5, column A, above)  . . . . . . . . . . . . . . . .  5365. .                  0    M.4
5.  Debt securities held for sale (included in Schedule RC-8, items 1 through 5,
    column A, above . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5366. .          1,629,261    M.5
6.  Floating rate debt securities with a remaining maturity of one year or less (included
    in Memorandum item 2.b.(5) above) . . . . . . . . . . . . . . . . . . . . . . . . .  5519. .                  0    M.6

___________
(1) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(2) Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.

SCHEDULE RC-C - LOANS AND LEASE FINANCING RECEIVABLES
PART I. LOANS AND LEASES

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held in trading accounts.

                                                                                                                             C415 <-
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                              (Column A)               (Column B)
                                                                    RCFD   Consolidated Bank  RCON   Domestic Offices
                                                                    ----   -----------------  ----   ----------------
1. Loans secured by real estate   . . . . . . . . . . . . . . . .   1410. .       6,445,216            . . . . . .       1.
   a. Construction and land development   . . . . . . . . . . . .               . . . . . .   1415. .       92,095       1.a
   b. Secured by farmland (including farm residential and
      other improvements)   . . . . . . . . . . . . . . . . . . .               . . . . . .   1420. .        3,237       1.b
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4 family
          residential properties and extended under lines
          of credit   . . . . . . . . . . . . . . . . . . . . . .               . . . . . .   1797. .      101,713       1.c1
      (2) All other loans secured by 1-4 family
          residential properties:
          (a) Secured by first liens  . . . . . . . . . . . . . .               . . . . . .   5367. .    5,455,047       1.c2a
          (b) Secured by junior lines   . . . . . . . . . . . . .               . . . . . .   5368. .      337,846       1.c2b
   d. Secured by multifamily (5 or more) residential
      properties  . . . . . . . . . . . . . . . . . . . . . . . .               . . . . . .   1460. .       60,023       1.d
   e. Secured by nonfarm nonresidential properties  . . . . . . .               . . . . . .   1480. .      395,143       1.e
2. Loans to depository institutions:
   a. To commercial banks in the U.S.   . . . . . . . . . . . . .               . . . . . .   1505. .       28,563       2.a
      (1) To U.S. branches and agencies of foreign banks  . . . .   1506. .           6,748            . . . . . .       2.a1
      (2) To other commercial banks in the U.S.   . . . . . . . .   1507. .          25,140            . . . . . .       2.a2
   b. To other depository institutions in the U.S.  . . . . . . .   1517. .             660   1517. .          660       2.b
   c. To banks in foreign countries   . . . . . . . . . . . . . .               . . . . . .   1510. .          530       2.c
      (1) To foreign branches of other U.S. banks   . . . . . . .   1513. .             634            . . . . . .       2.c1
      (2) To other banks in foreign countries   . . . . . . . . .   1516. .          64,553            . . . . . .       2.c2
3. Loans to finance agricultural production and other
   loans to farmers   . . . . . . . . . . . . . . . . . . . . . .   1590. .           3,628   1590. .        3,628       3.
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)   . . . . . . . . . . . . . .   1763. .       2,365,754   1763. .    2,360,952       4.a
   b. To non-U.S. addressees (domicile)   . . . . . . . . . . . .   1764. .          11,203   1764. .       10,715       4.b
5. Acceptance of other banks:
   a. Of U.S. banks   . . . . . . . . . . . . . . . . . . . . . .   1756. .               0   1756. .            0       5.a
   b. Of foreign banks  . . . . . . . . . . . . . . . . . . . . .   1757. .               0   1757. .            0       5.b
6. Loans to individuals for household, family, and other
   personal expenditures (i.e., consumer loans) (includes
   purchased paper)   . . . . . . . . . . . . . . . . . . . . . .               . . . . . .   1975. .      875,090       6.
   a. Credit cards and related plans (includes check
      credit and other revolving credit plans)  . . . . . . . . .   2008. .         154,039            . . . . . .       6.a
   b. Other (includes single payment, installment, and all
      student loans)  . . . . . . . . . . . . . . . . . . . . . .   2011. .         721,051            . . . . . .       6.b
7. Loans to foreign governments and official institutions
   (including foreign central banks)  . . . . . . . . . . . . . .   2081. .          12,623   2081. .        4,250       7.
8. Obligations (other than securities and leases) of
   states and political subdivisions in the U.S. (includes
   nonrated industrial development obligations):
   a. Taxable obligations   . . . . . . . . . . . . . . . . . . .   2033. .             248   2033. .          248       8.a
   b. Tax-exempt obligations  . . . . . . . . . . . . . . . . . .   2079. .          22,323   2079. .       22,323       8.b
9. Other loans  . . . . . . . . . . . . . . . . . . . . . . . . .   1563. .         433,611            . . . . . .       9.
   a. Loans for purchasing or carrying securities (secured
      and unsecured)  . . . . . . . . . . . . . . . . . . . . . .               . . . . . .   1545. .       30,001       9.a
   b. All other loans (exclude consumer loans)  . . . . . . . . .               . . . . . .   1564. .      398,806       9.b
10.   Lease financing receivables (net of unearned income)  . . .               . . . . . .   2165. .      508,614       10.
   a. Of U.S. addressees (domicile)   . . . . . . . . . . . . . .   2182. .         508,614            . . . . . .       10.a
   b. Of non-U.S. addressees (domicile)   . . . . . . . . . . . .   2183. .               0            . . . . . .       10.b
11.LESS: Any unearned income on loans reflected in items
   1-9 above  . . . . . . . . . . . . . . . . . . . . . . . . . .   2123. .          11,288   2123. .       11,253       11.
12.Total loans and leases, net of unearned income (sum of
   items 1 through 10 minus item 11) (total of column A
   must equal Schedule RC, item 4.a)  . . . . . . . . . . . . . .   2122. .      10,764,757   2122. .   10,678,231       12.

PART I CONTINUED

MEMORANDA                                                                                                Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                          (Column A)              (Column B)
                                                                      Consolidated Bank        Domestic Offices
                                                                   -----------------------   --------------------

                                                                    RCFD                       RCON
                                                                    ----                       ----
1. Commercial paper included in Schedule RC-C, part I,
   above  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1496. .               0   1496. .            0       M.1
2. Loans and leases restructured and in compliance with
   modified terms (included in Schedule RC-C, part I,
   above):
   a. Loans secured by real estate:
      (1) To U.S. addressees (domicile)   . . . . . . . . . . . .   1687. .               0   M.2.a1
      (2) To non-U.S. adressees (domicile)  . . . . . . . . . . .   1689. .               0   M.2.a2
   b. Loans to fiance agricultural production and other
      Loans to farmers  . . . . . . . . . . . . . . . . . . . . .   1613. .               0   M.2.b
   c. Commercial and industrial loans:
      (1) of U.S. addressees (domicile)   . . . . . . . . . . . .   1758. .               0   M.2.c1
      (2) of non-U.S. adressees (domicile)  . . . . . . . . . . .   1759. .               0   M.2.c2
   d. All other loans (exclude loans to individuals for
      household, family, and other personal expenditures)   . . .   1615. .               0   M.2.d
   e. Lease financing receivables:
      (1) To U.S. addressees (domicile)   . . . . . . . . . . . .   1789. .               0   M.2.e1
      (2) To non U.S. adressees (domicile)  . . . . . . . . . . .   1790. .               0   M.2.e2
   f. Total (sum of Memorandum items 2.a through 2.e  . . . . . .   1616. .               0   M.2.f
3. Maturity and repricing data for loans and leases (1)
   (excluding those in nonaccrual status):
   a. Fixed rate loans and leases with a remaining maturity
      of:
      (1) Three months or less  . . . . . . . . . . . . . . . . .   0348. .       5,096,437   M.3.a1
      (2) Over three months through 12 months   . . . . . . . . .   0349. .         413,619   M.3.a2
      (3) Over one year through five years  . . . . . . . . . . .   0356. .       1,899,402   M.3.a3
      (4) Over five years   . . . . . . . . . . . . . . . . . . .   0357. .         809,306   M.3.a4
      (5) Total fixed rate loans (sum of Memorandum
          items 3.a.(1) through 3.a.(4))  . . . . . . . . . . . .   0358. .       8,218,764   m.3.a5
   b. Floating rate loans with a repricing frequency of:
      (1) Quarterly or more frequently  . . . . . . . . . . . . .   4554. .       2,422,031   M3.b1
      (2) Annually or more frequently, but less frequently
          than quarterly  . . . . . . . . . . . . . . . . . . . .   4555. .          74,235   M.3.b2
      (3) Every five years or more frequently, but less
          frequently than annually  . . . . . . . . . . . . . . .   4561. .           2,788   M.3.b3
      (4) Less frequently than every five years   . . . . . . . .   4564. .               0   M.3.b4
      (5) Total floating rate loans (sum of Memorandum
          items 3.b.(1) through 3.b.(4))  . . . . . . . . . . . .   4567. .       2,499,054   M.3.b5
   c. Total loans and leases (sum of Memorandum items
      3.a.(5) and 3.b.(5)) (must equal the sum of total
      loans and leases; net, from Schedule RC-C,
      part I, item 12, plus unearned income from Schedule RC-C,
      part I, item 11, minus total nonaccrual loans and
      leases from Schedule RC-N, sum of items 1 though 8,
      column C)   . . . . . . . . . . . . . . . . . . . . . . . .   1479. .      10,717,818   M.3.c
4. Loans to finance commercial real estate, construction,
   and land development activities (not secured by real
   estate) included in Schedule RC-C, part I, items 4 and
   9, column A, page RC-6 (2)   . . . . . . . . . . . . . . . . .   2746. .               0   M.4
5. Loans and leases held for sale (included in
   Schedule RC-C, part I, above)  . . . . . . . . . . . . . . . .   5369. .       3,937,748   M.5
6. Adjustable rate closed-end loans secured by first liens
   on 1-4 family residential properties (included in
   Schedule RC-C, part I, item 1.c.(2)(a), column B,
   page RC-6)   . . . . . . . . . . . . . . . . . . . . . . . . .               . . . . . .   5370. .      924,596       M.6
- ------------

(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

SCHEDULE RC-D IS TO BE COMPLETED ONLY BY BANKS WITH $1 BILLION OR MORE IN TOTAL ASSETS.

SCHEDULE RC-D - ASSETS HELD IN TRADING ACCOUNTS IN
                DOMESTIC OFFICES ONLY

                                                                                                     C420<-
                                                                                                        Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              RCON
                                                                                              ----
1. U.S. Treasury securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1010. .           N/A         1.
2. U.S. Government agency and corporation obligations . . . . . . . . . . . . . . . . . . . . 1020. .          109,922      2.
3. Securities issued by states and political subdivisions in the U.S. . . . . . . . . . . . . 1025. .           N/A         3.
4. Other bonds, notes, and debentures . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1045. .           N/A         4.
5. Certificates of deposit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1026. .           N/A         5.
6. Commercial paper . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1027. .           N/A         6.
7. Bankers acceptance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1028. .           N/A         7.
8. Other  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1029. .           N/A         8.
9. Total (sum of items 1 through 8) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2146. .          109,922      9.

SCHEDULE RC-E - DEPOSIT LIABILITIES

PART I.  DEPOSITS IN DOMESTIC OFFICES

                                                                                                                            C425 <-
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                   ----------------Transaction Accounts--------------   --Nontransaction Accounts--
                                                         (Column A)               (Column B)                  (Column C)
                                                     Total transaction        Memo: Total demand
                                                 accounts (including total  deposits (included in        Total nontransaction
                                                      demand deposits)             column A)         accounts (including MMDAs)
- ------------------------------------------------              ----------------------------------------------------------------------
Deposits of:                                       RCON                     RCON                       RCON
                                                   ----                     ----                       ----
1.  Individuals, partnerships and corporations  .  2201. .     3,116,314    2240. .      2,061,496     2346. .     4,354,311   1.
2.  U.S. Government   . . . . . . . . . . . . . .  2202. .        45,106    2280. .         45,106     2520. .             0   2.
3.  States and political subdivisions in
    the U.S.  . . . . . . . . . . . . . . . . . .  2203. .        30,618    2290. .         23,556     2530. .        26,357   3.
4.  Commercial banks in the U.S.  . . . . . . . .  2206. .       288,406    2310. .        288,406               . . . . . .   4.
    a.  U.S. branches and agencies of foreign
        banks   . . . . . . . . . . . . . . . . .              . . . . .                 . . . . .     2347. .             0   4a
    b.  Other commercial banks in the U.S.  . . .              . . . . .                 . . . . .     2348. .        10,857   4b
5.  Other depository institutions in the U.S.   .  2207. .         9,502    2312. .          9,502     2349. .             0   5.
6.  Banks in foreign countries  . . . . . . . . .  2213. .         7,496    2320. .          7,496               . . . . . .   6.
    a.  Foreign branches of other U.S. banks  . .              . . . . .                 . . . . .     2367. .             0   6a
    b.  Other banks in foreign countries  . . . .              . . . . .                 . . . . .     2373. .         1,500   6b
7.  Foreign governments and official institu-
    tions (including foreign central banks)   . .  2216. .             0    2300. .              0     2377. .             0   7.
8.  Certified and official checks   . . . . . . .  2330. .        33,455    2330. .         33,455               . . . . . .   8.
9.  Total (sum of items 1 through 8) (sum of
    columns A and C must equal Schedule RC,
    item 13.a)  . . . . . . . . . . . . . . . . .  2215. .     3,530,897    2210. .      2,469,017     2385. .   . . . . . .   9.

MEMORANDA

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
1.  Selected components of total deposits (i.e., sum of item 9, columns A and C):
    a.  Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts   . . . . . .   6835. .             632,493      M.1.a
    b.  Total brokered deposits   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2365. .               1,000      M.1.b
    c.  Fully insured brokered deposits (included in Memorandum item 1.b above):
        (1) Issued in denominations of less than $ 100,000  . . . . . . . . . . . . . . .   2343. .                   0      M.1.c1
        (2) Issued either in denominations of $ 100,000 or in denominations greater than
            $ 100,000 and participated out by the broker in shares of $ 100,000 or less     2344. .                   0      M.1.c2
    d.  Total deposits denominated in foreign currencies  . . . . . . . . . . . . . . . .   3776. .               5,494      M.1.d
    e.  Preferred deposits (deposits of states and political subdivisions in the U.S.
        reported in item 3, above which are secured or collateralized)  . . . . . . . . .   5590. .              56,975      M.1.e
2.  Components of total nontransaction accounts (sum of Memoranda items 2.a through 2.d must equal item 9, column C above):
    a.  Savings deposits:
        (1) Money market deposit accounts (MMDAs)   . . . . . . . . . . . . . . . . . . .   6810. .           1,769,912      M.2.a1
        (2) Other savings deposits (excludes MMDAs)   . . . . . . . . . . . . . . . . . .   0352. .             437,229      M.2.a2
    b.  Total time deposts of less than $ 100,000   . . . . . . . . . . . . . . . . . . .   6648. .           1,828,058      M.2.b
    c.  Time certificates of deposit of $ 100,000 or more   . . . . . . . . . . . . . . .   6645. .             256,753      M.2.c
    d.  Open-account time deposits of $ 100,000 or more   . . . . . . . . . . . . . . . .   6646. .             101,073      M.2.d
3.  All NOW accounts (included in column A above) . . . . . . . . . . . . . . . . . . . .   2398. .           1,061,880      M.3

                                                                              20
SCHEDULE RC-E - CONTINUED

PART I. CONTINUED

MEMORANDA (CONTINUED)


DEPOSIT TOTALS FOR FDIC INSURANCE ASSESSMENTS (1)

                                                                                                        Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              RCON
4.  Total deposits in domestic offices (sum of item 9, column A and item 9, column C)         ----
    (must equal Schedule RC, item 13.a) . . . . . . . . . . . . . . . . . . . . . . . .       2200. .          7,923,922    M.4

    a. Total demand deposits (must equal item 9, column B). . . . . . . . . . . . . . .       2210. .          2,469,017    M.4.a
    b. Total time and savings deposits (2) (must equal item 9, column A plus item 9,
       column C minus item 9, column B) . . . . . . . . . . . . . . . . . . . . . . . .       2350. .          5,454,905    M.4.b

(1) An amended Certified Statement should be submitted to the FDIC if the deposit totals reported in this item are amended after the semiannual Certified Statement originally covering this report date has been filed with the FDIC.
(2) For FDIC insurance assessment purposes, "total time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

                                                                                                        Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------------------------------
5.  Time deposits of less than $ 100,000 and open-account time deposits of $ 100,000 or more (included in Memorandum items 2.b and 2.d above) with a remaining maturity or repricing frequency of: (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . RCON
    a. Three months or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0359. .            430,022    M.5.a
    b. Over three months through 12 months (but not over 12 months) . . . . . . . . . . . . . 3644. .            732,117    M.5.b
6.  Maturity and repricing data for time certificates of deposit of $ 100,000 or more: (1)
    a. Fixed rate time certificates of deposit of $ 100,000 or more with a remaining maturity of:
       (1) Three months or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2761. .             75,413    M.6.a1
       (2) Over three months through 12 months. . . . . . . . . . . . . . . . . . . . . . . . 2762. .             89,453    M.6.a2
       (3) Over one year through five years . . . . . . . . . . . . . . . . . . . . . . . . . 2763. .             89,286    M.6.a3
       (4) Over five years  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2765. .              2,601    M.6.a5
       (5) Total fixed rate time certificates of deposit of $ 100,000 or more (sum of
           Memorandum items 6.a.(1) through 6.a.(4)). . . . . . . . . . . . . . . . . . . . . 2767. .            256,753    M.6.a5
    b. Floating rate time certificates of deposit of $ 100,000 or more with a repricing frequency of:
       (1) Quarterly or more frequently . . . . . . . . . . . . . . . . . . . . . . . . . . . 4568. .                  0    M.6.b1
       (2) Annually or more frequently, but less frequently than quarterly. . . . . . . . . . 4569. .                  0    M.6.b2
       (3) Every five years or more frequently, but less frequently than annually . . . . . . 4571. .                  0    M.6.b3
       (4) Less frequently than every five years. . . . . . . . . . . . . . . . . . . . . . . 4572. .                  0    M.6.b4
       (5) Total floating rate time certificates of deposit of $ 100,000 or more (sum of
           Memorandum items 6.b.(1) through 6.b.(4)). . . . . . . . . . . . . . . . . . . . . 4573. .                  0    M.6.b.5
    c. Total time certificates of deposit of $ 100,000 or more (sum of Memorandum items
       6.a.(5) and 6.b.(5)) (must equal Memorandum item 2.c above). . . . . . . . . . . . . . 6645. .            256,753    M.6.c

(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

PART II.  DEPOSITS IN FOREIGN OFICES (INCLUDING EDGE AND
AGREEMENT SUBSIDIARIES AND IBFS)

                                                                                                         Dollar Amounts is Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
Deposits of:                                                                                           RCFN
                                                                                                      ----
1.   Individuals, partnerships, and corporations  . . . . . . . . . . . . . . . . . . . . . . . . .   2621  .        156,034    1.
2.   U.S. banks (including IBFs and foreign branches of U.S. banks) . . . . . . . . . . . . . . . .   2623  .        603,346    2.
3.   Foreign banks (including U.S. branchjes and agenciesof foreign banks,
     including their IBFs)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2625  .         43,750    3.
4.   Foreign governments and official institutions (including foreign central banks)  . . . . . . .   2650  .              0    4.
5.   Certified and official checks  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2330  .            651    5.
6.   Al other deposits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2668  .          1,086    6.
7.   Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b) . . . . . . . . . . . . .   2200  .        804,867    7.

SCHEDULE RC-F - OTHER ASSETS

                                                                         C430 <-

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      RCFD
                                                                                                      ----
1.   Income earned, not collected on loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2164  .         38,942    1.
2.   Net deferred tax assets (1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2148  .              0    2.
3.   Excess residential mortgage servicing fees receivable  . . . . . . . . . . . . . . . . . . . .   5371  .              0    3.
4.   Other (itemize and describe amounts that exceed 25% of this item)  . . . . . . . . . . . . . .   2168  .        171,282    4.
         TEXT                                                             RCFD
         ----                                                             ----
     a. 3549:   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3549    N/A                             . . . . .     4.a
     b. 3550:   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3550    N/A                             . . . . .     4.b
     c. 3551:   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3551    N/A                             . . . . .     4.c
5.   Total (sum of items 1 through 4) (must equal Schedule RC, item 11) . . . . . . . . . . . . . .   2160  .        210,224    5.

MEMORANDUM

                                                                                                                              C430<-
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      RCFD
                                                                                                      ----
1.   Deferred tax assets disallowed for regulatory capital purposes . . . . . . . . . . . . . . . .   5610  .              0    M.1

SCHEDULE RC-G - OTHER LIABILITIES

                                                                                                                            C435  <-
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      RCON
                                                                                                      ----
1.   a. Interest accrued and unpaid on deposits in domestic offices (2)   . . . . . . . . . . . . .   3665  .         31,204    1.a
     b. Other expenses accrued and unpaid (includes accrued
        income taxes payable)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3644  .        205,275    1.b
2.   Net deferred tax liabilities (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3049  .         62,851    2.
3.   Minority interest in consolidated subsidiares  . . . . . . . . . . . . . . . . . . . . . . . .   3000  .          1,026    3.
4.   Other (itemize and describe amounts that exceed 25% of this item)  . . . . . . . . . . . . . .   2938  .          5,600    4.
        TEXT                                                             RCFD
        ----                                                             ----
     a. 3552:  UNEARNED INCOME  . . . . . . . . . . . . . . . . . . . .   3552    4,720                           . . . . .     4.a
     b. 3553:   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3553      N/A                           . . . . .     4.b
     c. 3554:   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3554      N/A                           . . . . .     4.c
5.   Total (sum of items 1 through 4) must equal Schedule RC, item 20)  . . . . . . . . . . . . . .   2930  .        305,956    5.

- ---------------
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2)  For savings banks, include "dividends" accrued and unpaid on deposits.

SCHEDULE RC-H - SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES

                                                                                                                            C440 <-
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Domestic Offices
                                                                                                      ----------------------------
                                                                                                      RCON
1.   Customers' liability to this bank on acceptances outstanding . . . . . . . . . . . . . . . . .   2155. .        25,395    1.
2.   Bank's liability on acceptances executed and outstanding. . . . . . . . . . . . . . . . . . . .  2920. .        25,395    2.
3.   Federal funds sold and securities purchased under agreements to resell . . . . . . . . . . . .   1350. .     1,552,831    3.
4.   Federal funds purchased and securities sold under agreements to repurchase . . . . . . . . . .   2800. .     2,575,787    4.
5.   Other borrowed money . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2850. .     2,206,217    5.
     EITHER
6.   Net due from own foreign offices, Edge and Agreement subsdiaries, and IBFs . . . . . . . . . .   2163. .         N/A      6.
     OR
7.   Net due to own foreign offices, Edge and Agreement subsdiaries, and IBFs  . . . . . . . . . . .   2941. .       676,617    7.
8.   Total assets (excludes net due from foreign offices, Edge and Agreemnet
     subsidiaries, and IBFs)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2192. .    15,153,221    8.
9.   Total liabilities (excludes not due to foreign offices, Edge and Agreement
     subsidiaries, and IBFs)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3129. .    13,393,605    9.


MEMORANDUM (to be completed only by banks with IBFs and other "foreign" offices)

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
     EITHER
1.   Net due from the IBF of the domestic offices of the reporting bank . . . . . . . . . . . . . .   3051. .          N/A      M.1
     OR
2.   Net due to the IBF of the domestic offices of the reporting bank . . . . . . . . . . . . . . .   3059. .              0    M.2


SCHEDULE RC-I - SELECTED ASSETS AND LIABILITIES OF IBFS

TO BE COMPLETED ONLY BY BANKS WITH IBFS AND OTHER "FOREIGN" OFFICES.

                                                                                                                            C445 <-
                                                                                                        Dollars Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      RCFN
                                                                                                      ----
1.   Total IBF assets of the consolidated bank (component of Schedule RC, item 12)  . . . . . . . .   2133. .          N/A      1.
2.   Total IBF loans and lease financing receivables (component of Schedule RC-C, part I,
     item 12, column A) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2076. .          N/A      2.
3.   IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4, column A) . .   2077. .          N/A      3.
4.   Total IBF liabilities (component of Schedule RC, item 21)  . . . . . . . . . . . . . . . . . .   2898. .          N/A      4.
5.   IBF deposit liabilities due to banks, including other IBFs (component of Schedule
     RC-E, part II, item 2 and 3) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2379. .          N/A      5.
6.   Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6)  . .   2381. .          N/A      6.

                                                                              23
SCHEDULE RC-K - QUARTERLY AVERAGES (1)

                                                                                                                             C455 <-
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                                RDFD
                                                                                                      ----
1.   Interest-bearing balances due from depository institutions . . . . . . . . . . . . . . . . . .   3381  .       35,820    1.
2.   U.S. Treasury securities and U.S. Governemnt agency and corporation obligations  . . . . . . .   3382  .    1,472,512    2.
3.   Securities issued by states and political subdivisions in the U.S. . . . . . . . . . . . . . .   3383  .       73,014    3.
4.   a.  Other debt securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3647  .      143,644    4.a
     b.  Equity securities (includes investments in mutual funds and Federal Reserve stocks)  . . .   3648  .      122,691    4.b
5.   Federal funds sold and securities purchased under agreements to resell in domestic
     offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs  . . . . . . . . .   3365  .    1,823,055    5.
6.   Loans:
     a.  Loans in domestic offices:                                                                   RCON
                                                                                                      ----
        (1)  Total loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3360  .   10,737,582    6.a.1
        (2)  Loans secured by real estate   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3385  .    6,606,729    6.a.2
        (3)  Loans to finance agricultural production and other loans to farmers  . . . . . . . . .   3386  .        4,517    6.a.3
        (4)  Commercial and industrial loans  . . . . . . . . . . . . . . . . . . . . . . . . . . .   3387  .    2,744,516    6.a.4
        (5)  Loans to individuals for household, family, andother personal expenditures   . . . . .   3388  .      889,259    6.a.5
        (6)  Obligations (other than securities and leases) of states and political
             subdivisions in the U.S. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3389  .       23,536    6.a.6
     b.  Total loans in foreign offices, Edge and Agreement subsidiaries,                             RCFN
                                                                                                      ----
        and IBFs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3360  .      101,726    6.b
7.   Assets held in trading                                                                           RCFN
                                                                                                      ----
     accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3401  .       84,532    7.
8.   Lease financing receivables (net of unearned income) . . . . . . . . . . . . . . . . . . . . .   3484  .      468,538    8.
9.   Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3368  .   15,845,877    9.

LIABILITIES
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS
     accounts, and telephone and preauthorized transfer accounts) (exclude demand                     RCON
                                                                                                      ----
     deposits)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3485  .      977,714    10.
11.  Nontransaction accounts in domestic offices:
     a. Money market deposit accoutns (MMDAs)   . . . . . . . . . . . . . . . . . . . . . . . . . .   3486  .    1,750,021    11.a
     b. Other savings deposits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3487  .      425,202    11.b
     c. Time certificates of deposit of $ 100,000 or more   . . . . . . . . . . . . . . . . . . . .   3345  .      288,950    11.c
     d. All other time deposits   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3469  .    1,936,196    11.d
12.  Interest-bearing deposits in foreign offices, Edge and Agreement                                 RCFN
                                                                                                      ----
     subsidiaries, and IBFs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3404  .    1,430,020    12.
13.  Federal funds pruchased and securities sold under agreements to repurchase in                    RCFD
                                                                                                      ----
     domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs . . . . .   3353  .    2,503,604    13.
14.  Other borrowed money . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3355  .    2,460,743    14.

- ----------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).

                                                                             24
SCHEDULE RC-L - OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.


                                                                                                                             C460 <-
                                                                                                         Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------------------------------
1.   Unused comitments:
     a.  Revolving, open-end lines secured by 1-4 family residential properties,                      RCFD
                                                                                                      ----
        e.g., home equity lines   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3814  .      111,419    1.a
     b. Credit card lines   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3815  .            0    1.b
     c. Commercial real estates, construction, and land development:
        (1)  Commitments to fund loans secured by real estate . . . . . . . . . . . . . . . . . . .   3816  .       10,367    1.c.1
        (2)  Commitments to fund loans not secured by real estate . . . . . . . . . . . . . . . . .   6550  .            0    1.c.2
     d. Securities underwriting   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3817  .            0    1.d
     e. Other unused commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3818  .    2,842,102    1.e
2.   Financial standby letters of credit and foreign office guarantees  . . . . . . . . . . . . . .   3819  .      666,193    2
     a.  Amount of performance standby letters of credit                  RCFD
                                                                          ----
     conveyed to others  . . . . . . . . . . . . . . . . . . . . . .      3820   . .   256,255                  . . . . .     2.a
3.   Performance standby letters of credit and foreign office guarantees  . . . . . . . . . . . . .   3821  .       50,861    3.
     a.  Amount of performance standby letters of credit                  RCFD
                                                                          ----
     conveyed to others  . . . . . . . . . . . . . . . . . . . . . .      3822  . .     13,653                  . . . . .     3.a
4.   Commercial and similar letters of credit . . . . . . . . . . . . . . . . . . . . . . . . . . .   3411  .      387,297    4.
5.   Participations in acceptances (as described in the instructions) conveyed to others
     by the reporting bank  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3428  .            0    5.
6.   Participations in acceptances (as described in the instructions) acquired by the
     reporting (nonaccepting) bank  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3429  .            0    6.
7.   Securities borrowed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3432  .    1,918,647    7.
8.   Securities lent (including customers' securities lent where the customer is
     indemnified against loss by the reporting bank)  . . . . . . . . . . . . . . . . . . . . . . .   3433  .      139,112    8.
9.   Mortgages transferred (i.e., sold or swapped) with recourse that have been treated as sold for Call Report purposes:
     a. FNMA and FHLMC residential mortgage loan pools:
        (1)  Outstnading principal balance of mortgages transferred as of the
             report date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3650  .       41,564    9.a.1
        (2)  Amount of resourse exposure on these mortgages as of the report date . . . . . . . . .   3651  .       41,564    9.a.2
     b. Private (nongovernment-issued or-guaranteed) residential mortgage loan pools:
        (1)  Outstanding principal balance of mortgages transferred as of the report date . . . . .   3652  .            0    9.b.1
        (2)  Amount of recourse exposure on these mortgages as of the report date . . . . . . . . .   3653  .            0    9.b.2
     c. Farmer Mac agricultural mortgage loan pools:
        (1)  Outstanding principal balance of mortgages transferred as of the report date . . . . .   3654  .            0    9.c.1
        (2)  Amount of recourse exposure on these mortgages as of the report date . . . . . . . . .   3655  .            0    9.c.2
10.  When-issued securities:
     a. Gross commitments to purchase   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3434  .            0    10.a
     b. Gross commitments to sell   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3435  .            0    10.b
11.  Interest rate contracts (exclude when-issued securities):
     a. National value of interest rate swaps   . . . . . . . . . . . . . . . . . . . . . . . . . .   3450  .    2,091,207    11.a
     b. Futures and forward contracts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3823  .            0    11.b
     c. Option contracts (e.g., options on Treasuries):
        (1)  Written option contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3824  .      552,027    11.c.1
        (2)  Purhcased option contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3825  .    8,846,593    11.c.2
12.  Foreign exchange rate contracts:
     a. National value of exchange swaps (e.g., cross-currency swaps)   . . . . . . . . . . . . . .   3826  .            0    12.a
     b. Commitments to purhcase foreign currencies and U.S. dollar exchange (spot,
        forward, and futures)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3415  .      742,340    12.b
     c. Option contracts (e.g., options on foreign currency):
        (1)  Written option contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3827  .        8,945    12.c.1
        (2)  Purchased option contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3828  .       79,536    12.c.2

                                                                             25
SCHEDULE RC-L - CONTINUED

                                                                                                                            C461 <-
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
13.  Contracts on other commodities and equities:                                                     RCFD
                                                                                                      ----
     a. National value of other swaps (e.g., oil swaps)   . . . . . . . . . . . . . . . . . . . . .   3829  .              0   13.a
     b. Futures and forward contracts (e.g., stock index commodity - precious
        metals, wheat, cotton, livestock - contracts)   . . . . . . . . . . . . . . . . . . . . . .   3830  .              0   13.b
     c. Option contracts (e.g., options on commodities, individual stocks and stock indexes):
        (1)  Written option contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3831  .              0   13.c1


        (2)  Purchased option contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3832  .              0   13.c2


14.  All other off-balance sheet liabilities (itemize and describe each component
     of this item over 25% of Schedule RC, item 28, "Total equity capital") . . . . . . . . . . . .   3430  .              0   14.
     TEXT                                                                 RCFD
     ----                                                                 ----
     a. 3555:   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3555  . .       N/A                     . . . . .    14.a
     b. 3556:   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3556  . .       N/A                     . . . . .    14.b
     c. 3557:   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3557  . .       N/A                     . . . . .    14.c
     d. 3558:   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3558  . .       N/A                     . . . . .    14.d

15.  All other off-balance sheet assets (itemize and describe each component
     of this item over 25% of Schedule RC, item 28, "Total equity capital") . . . . . . . . . . . .   5591  .              0   15.
     TEXT                                                                 RCFD
     ----                                                                 ----
     a. 5592:   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5592  . .       N/A                     . . . . .    15.a
     b. 5593:   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5593  . .       N/A                     . . . . .    15.b
     c. 5594:   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5594  . .       N/A                     . . . . .    15.c
     d. 5595:   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5595  . .       N/A                     . . . . .    15.d

MEMORANDA


                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
1.   Loans originated by the reporting bank that have been sold or participated to others             RCFD
     during the calendar quarter ending with the report date (exclude the portions of such            ----
     loans retained by the reporting bank; see instructions for other exclusions) . . . . . . . . .   3431  .         22,509   M.1
2.   Loans purchased by the reporting bank during the calendar quarter ending with the
     report date (see instructions for exclusions)  . . . . . . . . . . . . . . . . . . . . . . . .   3488  .         11,321   M.2
3.   Unused commitments with an original maturity exceeding one year that are reported in Schedule RC-L, items 1.a through i.e., above (report only the unused portions of
     commitments that are fee paid or otherwise legally binding) . . . . . . . . . . . . . . . . . .  3833  .      2,568,602   M.3
     a.  Participations in commitments with an original                   RCFD
                                                                          ----
         maturity exceeding one year conveyed to other  . . . . . . . .   3834  . .   112,947                     . . . . .    M.3a
4.   To be completed only by banks iwth $1 billion or more in total assets:
     Standby letters of credit and foreign office guarantees (both financial and performance) issued to non-U.S. addressees (domicile) included in Schedule RC-L,
     items 2 and 3, above . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3377  .            449   M.4
5.   To be completed for the September report only:
     Installment loans to individuals for household, family and other personal expenditures that have been securitized and sold without recourse (with servicing retained, amount outstanding by type of loan:
     a. Loans to purchase private passenger automobiles   . . . . . . . . . . . . . . . . . . . . .   2741  .            N/A   M.5.a

     b. Credit cards and related plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2742  .            N/A   M.5.b


     c. All other consumer installment credit (including mobile home loans)   . . . . . . . . . . .   2743  .            N/A   M.5.c


SCHEDULE RC-M - MEMORANDA

                                                                                                                            C465 <-
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
1.   Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
     a.  Aggregates amount of al extensions of credit to all executive officers, directors,           RCFD
        principal shareholders, and their related interests   . . . . . . . . . . . . . . . . . . .   6164. .         11,845   1.a
     b. Number of executive officers, directors, and principal
        shareholders to whom the amount of all extensions of
        credit by the reporting bank (including extensions of
        credit to related interests) equals or exceeds the
        lesser of $ 500,000 or 5 percent of total capital                 RCFD         Number
                                                                          ----         ------
        as defined for this purpose in agency regulations   . . . . . .   6165  . .      5                          . . . . .  1.b

2.   Federal funds sold and securities purchased under agreements to resell with U.S.
     branches and agencies of foreign banks (1) (included in Schedule RC,
     items 3.a and 3.b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3405. .              0   2.

3.   Not applicable.

4.   Outstanding principal balance of 1-4 family residential mortgage loans serviced for others (include both retained servicing and purchased servicing):
     a. Mortgages serviced under a GNMA contract  . . . . . . . . . . . . . . . . . . . . . . . . .   5500. .              0   4.a
     b. Mortgages serviced under a FHLMC contract:
        (1)  Serviced with recourse to servicer . . . . . . . . . . . . . . . . . . . . . . . . . .   5501. .              0   4.b.1

        (2)  Serviced without recourse to servicer  . . . . . . . . . . . . . . . . . . . . . . . .   5502. .              0   4.b.2

     c. Mortgages serviced under a FNMA contract:
        (1)  Serviced under a regular option contract . . . . . . . . . . . . . . . . . . . . . . .   5503. .              0   4.c.1

        (2)  Serviced under a special option contract . . . . . . . . . . . . . . . . . . . . . . .   5504. .              0   4.c.2

     d. Mortgages serviced under other servicing contracts  . . . . . . . . . . . . . . . . . . . .   5505. .              0   4.d

5.   To be completed only by banks with $1 billion or more in total assets:
     Customers' liability to this bank on acceptances outstanding (sum of item 5.a and 5.b must equal Schedule RC, item 9):
     a. U.S. addresses (domicile)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2103. .         21,386   5.a
     b. Non-U.S. addressees (domicile)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2104. .         10,949   5.b

6.   Intangible assets:
     a. Mortgage servicing rights   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3164. .              0   6.a
     b. Other identifiable intangible assets:
        (1)  Purchased credit card relationship . . . . . . . . . . . . . . . . . . . . . . . . . .   5506. .              0   6.b.1

        (2)  All other identifiable intangible assets . . . . . . . . . . . . . . . . . . . . . . .   5507. .            613   6.b.2

     c. Goodwill  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3163. .         39,729   6.c
     d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10)  . . . . . . . . . .   2143. .         40,342   6.d
     e. Intangible assets that have been grandfathered for regulatory capital purposes  . . . . . .   6442. .              0   6.a


                                                                                                                YES        NO
7.   Does your bank have any mandatory convertible debt that is part of your primary or                         ---        --
     secondary capital? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6167. .              X   7.

     If yes, complete items 7.a through 7.e:
     a. Total equity contract notes, gross  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3290. .          N/A     7.a
     b. Common or perpetual preferred stock dedicated to redeem the above notes   . . . . . . . . .   3291. .          N/A     7.b
     c. Total equity commitment notes, gross  . . . . . . . . . . . . . . . . . . . . . . . . . . .   3293. .          N/A     7.c
     d. Common or perpetual preferred stock dedicated to redeem the above notes   . . . . . . . . .   3294. .          N/A     7.d
     e. Total (item 7.a minus 7.b plus 7.c minus 7.d)   . . . . . . . . . . . . . . . . . . . . . .   3295. .          N/A     7.e

- ----------
(1) Do not report federal funds sold and securities purchased under agreement to resell with other commercial banks in the U.S. in this item.

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
8.   a. Other real estate owned:                                                                      RCFD
                                                                                                      ----
        (1)  Director and indirect investments in real estate ventures  . . . . . . . . . . . . . .   5372. .        0       8.a.1
        (2)  All other real estate owned:
                                                                                                      RCON
                                                                                                      ----
             (a)  Construction and land development in domestic offices . . . . . . . . . . . . . .   5508. .       92       8.a.2a
             (b)  Farmland in domestic offices  . . . . . . . . . . . . . . . . . . . . . . . . . .   5509. .        0       8.a.2b
             (c)  1-4 family residential properties in domestic offices . . . . . . . . . . . . . .   5510 . .   3,893       8.a.2c
             (d)  Multifamily (5 or more) residential properties in domestic offices  . . . . . . .   5511 . .       0       8.a.2d
             (e)  Nonfarm nonresidential properties in domestic offices . . . . . . . . . . . . . .   5512 . .  13,953       8.a.2e
             (f)  In foreign                                                                          RCFN
                                                                                                      ----
                  offices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5513 . .       0       8.a.2f
        (3)  Total (sum of items 8.a.(1) and 8.a.(2))                                                 RCFD
                                                                                                      ----
             (must equal Schedule RC, item 7) . . . . . . . . . . . . . . . . . . . . . . . . . . .   2150 . .  17,938       8.a.3
     b. Investment in unconsolidated subsidiaries and associated companies:
        (1)  Direct and indirect investments in real estate ventures  . . . . . . . . . . . . . . .   5374 . .       0       8.b.1
        (2)  All other investments in unconsolidated subsidiaries and associated companies. . . . .   5375 . .   2,698       8.b.2
        (3)  Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8). . . . . . .   2130 . .   2,698       8.b.3
     c. Total assets of unconsolidated subsidiaries and associated companies  . . . . . . . . . . .   5376 . .   2,934       8.c

9.   Noncumulative perpetual preferred stock and related surplus included in Schedule RC,
     item 23, "Perpetual preferred stock and related surplus" . . . . . . . . . . . . . . . . . . .   3778 . .       0       9.

MEMORANDUM

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
1.   Interbank holdings of capital instruments (to be completed for the December report only):
     a. Reciprocal holdings of banking organizations' capital instruments . . . . . . . . . . . . .    3836. .        0        M.1.a
     b. Nonreciprocal holdings of banking organizations' capital instruments  . . . . . . . . . . .    3837. .        0        M.1.b

SCHEDULE RC-N - PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS

THE FFIEC REGARDS THE INFORMATION IN ALL OF MEMORANDUM ITEM 1, IN ITEMS 1 THROUGH 10, COLUMN A, AND IN MEMORANDUM ITEMS 2 AND 3, COLUMN A, AS CONFIDENTIAL.

                                                                         C470 <-

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                           (Column A)                 (Column B)              (Column C)
                                                     Past due 30 through 89    Past due 90 days or more      Nonaccrual
                                                     Days and still accruing      and still accruing
                                                     ----------------------- ------------------------ -----------------------
1.   Loans secured by real estate:                     RCFD                  RCFD                     RCFD
                                                       ----                  ----                     ----
     a. To U.S. addressees (domicile)   . . . . . .    1245 . .  32,267      1246 . .     2,466       1247 . .     24,195  1.a
     b. To non-U.S. addressees (domicile) . . . . .    1248 . .       0      1249 . .         0       1250 . .          0  1.b
2.   Loans to go depository institutions and
     acceptances of other banks:
     a. To U.S. banks and other U.S.
        depository institutions . . . . . . . . . .    5377 . .       0      5378 . .         0       5379 . .          0  2.a
     b. To foreign banks  . . . . . . . . . . . . .    5380 . .       0      5381 . .         0       5382 . .          0  2.b
3.   Loans to finance agricultural production
     and other loans to farmers . . . . . . . . . .    1594 . .       0      1597 . .         0       1583 . .          0  3.
4.   Commercial and industrial loans:
     a. To U.S. addressees (domicile)   . . . . . .    1251 . .  36,401      1252 . .        27       1253 . .     20,996  4.a
     b. To non-U.S. addressees (domicile) . . . . .    1254 . .       0      1255 . .         0       1256 . .          0  4.b
5.   Loans to individuals for household,
     family, and other personal expenditures:
     a. credit cards and related plans  . . . . . .    5383 . .     224      5384 . .       480       5385 . .          0  5.a
     b. Other (includes single payment,
        installment, and all student loans) . . . .    5386 . .   5,214      5387 . .     1,065       5388 . .      4,159  5.b
6.   Loans to foreign governments and
     official institutions  . . . . . . . . . . . .    5389 . .       0      5390 . .         0       5391 . .          0  6.
7.   All other loans  . . . . . . . . . . . . . . .    5459 . .   6,350      5460 . .       157       5461 . .          0  7.
8.   Lease financing receivables:
     a. Of U.S. addressees (domicile)   . . . . . .    1257 . .       0      1258 . .         0       1259 . .      8,877  8.a
     b. Of non-U.S. addressees (domicile)   . . . .    1271 . .       0      1272 . .         0       1791 . .          0  8.b
9.   Debt securities and other assets (exclude
     other real estate owned and other
     repossessed assets)  . . . . . . . . . . . . .    3505 . .       0      3506 . .         0       3507 . .        467  9.

================================================================================
Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

10.  Loans and leases reported in items 1
     through 8 above which are wholly or
     partially guaranteed by the U.S.                      RCFD                  RCFD                   RCFD
                                                           ----                  ----                   ----
     Government . . . . . . . . . . . . . . . . . . . .    5612 . .   1,109      5613 . .     237       5614 . .      242   10.
     a. Guaranteed portion of loans and leases
        included in item 10 above   . . . . . . . . . .    5615 . .     830      5616 . .     123       5617 . .      181   10.a

MEMORANDA                                                              C473 <--

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
1.   Restructured loans and leases included in             RCFD                    RCFD                     RCFD
                                                           ----                    ----                     ----
     Schedule RC-N, items 1 through 8, above  . . . . .    1658 . .         0      1659 . .         0       1661 . .      0  M.1
2.   Loans to finance commercial real estate,
     construction, and land development
     activities (not secured by real estate)
     included in Schedule RC-N, items 4 and
     7, above . . . . . . . . . . . . . . . . . . . . .    6558 . .         0      6559 . .         0       6560 . .       0 M.2
3.   Loans secured by real estate in domestic
     offices (included in Schedule RC-N, item
     1, above:                                             RCON                    RCON                     RCON
                                                           ----                    ----                     ----
     a. Construction and land development   . . . . . .    2759 . .     1,619      2769 . .         0       3492 . .     663  M.3a
     b. Secured by farmland   . . . . . . . . . . . . .    3493 . .        29      3494 . .         0       3495 . .       0  M.3b
     c. Secured by 1-4 family residential
        properties:
        (1)  Revolving, open-end loans secured
             by 1-4 family residential properties
             and extended under lines of credit . . . .    5398 . .        78      5399 . .         8       5400 . .       0  M.3c1
             family residential properties  . . . . . .    5401 . .    16,503      5402 . .     2,428       5403 . .   7,022  M.3c2
     d. Secured by multifamily (5 or more)
        residential properties  . . . . . . . . . . . .    3499 . .     2,037      3500 . .         0       3501 . .   1,793  M.3d
     e. Secured by nonfarm nonresidential
        properties  . . . . . . . . . . . . . . . . . .    3502 . .    12,001      3503 . .        30       3504 . .  14,717  M.3e

SCHEDULE RC-O - OTHER DATA FOR DEPOSIT INSURANCE ASSESSMENTS

An amended Certified Statement should be submitted to the FDIC if the amounts reported in items 1 through 9 of this schedule are amended after the semiannual Certified Statement originally covering this report date has been filed with the FDIC.
                                                                       C475  <--

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
1.   Unposted debits (see instructions):                                                              RCON
                                                                                                      ----
     a. Actual amount of all unposted debits  . . . . . . . . . . . . . . . . . . . . . . . . . . .   0030 . .      N/A      1.a
        OR
     b. Separate amount of unposted debits:
        (1)  Actual amount of unposted debits to demand deposits  . . . . . . . . . . . . . . . . .   0031 . .          0    1.b1
        (2)  Actual amount of unposted debits to time and savings deposits (1)  . . . . . . . . . .   0032 . .          0    1.b2
2.   Unposted credits (see instructions):
     a. Actual amount of all unposted credits   . . . . . . . . . . . . . . . . . . . . . . . . . .   3510 . .      N/A      2.a
        OR
     b. Separate amount of unposted credits:
        (1)  Actual amount of unposted credits to demand deposits . . . . . . . . . . . . . . . . .   3512 . .          0    2.b1
        (2)  Actual amount of unposted credits to time and savings deposits (1) . . . . . . . . . .   3514 . .          0    2.b2
3.   Uninvested trust funds (cash) held in bank's own trust department (not included in
     total deposits in domestic offices)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3520 . .          0    3.
4.   Deposits of consolidated subsidiaries in domestic offices and in insured branches in
     Puerto Rico and U.S. territories and possessions (not included in total deposits):
     a. Demand deposits of consolidated subsidiaries  . . . . . . . . . . . . . . . . . . . . . . .   2211 . .      6,372    4.a
     b. Time and savings deposits (1) of consolidated subsidiaries  . . . . . . . . . . . . . . . .   2351 . .          0    4.b
     c. Interest accrued and unpaid on deposits of consolidated subsidiaries  . . . . . . . . . . .   5514 . .          0    4.c
5.   Deposits of insured branches in Puerto Rico and U.S. territories and possessions:
     a. Demand deposits in insured branches (included in Schedule RC-E, Part II)  . . . . . . . . .   2229 . .          0    5.a
     b. Time and savings deposits (1) in insured branches (included in Schedule RC-E,
        Part II)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2383 . .          0    5.b
     c. Interest accrued and unpaid on deposits in insured branches (included in
        Schedule RC-G, item 1.b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5515 . .          0    5.c

- -------------
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
Item 6 is not applicable to state nonmember banks that have not been authorized by the
Federal Reserve to act as pass-through correspondents.

6.   Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
                                                                                                      RCON
     a. Amount reflected in demand deposits (included in Schedule RC-E, Part I,                       ----
        memorandum item 4.a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2314 . .           631    6.a
     b. Amount reflected in time and savings deposits (1) (included in Schedule RC-E,
        Part I, Memorandum item 4.b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2315 . .             0    6.b

7.   Unamortized premiums and discounts on time and savings deposits:(1)
     a. Unamortized premiums  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5516 . .         1,869    7.a
     b. Unamortized discounts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5517 . .             0    7.b

8.   To be completed by banks with "Oakar deposits."
     Total "Adjusted Attributable Deposits" of all institutions acquired under
     Section 5(d)(3) of the Federal Deposit Insurance Act (from most recent FDIC Oakar
     Transaction Worksheet(s))  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5518 . .    2,377,306    8.

9.   Deposits in lifeline accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5596  . . . . . . . .     9.

- -------------------
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

MEMORANDA

(to be completed each quarter except as noted)                                                           Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
1.   Total deposits in domestic offices of the bank
     (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a):
                                                                                                      RCON
     a. Deposit accounts of $ 100,000 or less:                                                        ----
        (1)  Amount of deposit accounts of $ 100,000 or less  . . . . . . . . . . . . . . . . . . .   2702 . .   4,868,233    M.1a1
        (2)  Number of deposit accounts of $ 100,000 or less   RCON            Number
                                                               ----            ------
             (to be completed for the June report only) . . . .3779 . .     N/A                                . . . . . .    M.1a2
     b. Deposit accounts of more than $ 100,000:
        (1)  Amount of deposit accounts of more than $ 100,000  . . . . . . . . . . . . . . . . . .   2710 . .   3,055,689    M.1b1
        (2)  Number of deposit accounts of more than           RCON                 Number
                                                               ----                 ------
             $ 100,000  . . . . . . . . . . . . . . . . . . .  2722  . .            6,100                      . . . . . .    M.1b2

2.   Estimated amount of uninsured deposits in domestic offices of the bank:
     a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit account of more than $ 100,000 reported in Memorandum item 1.b.(2) above by $ 100,000 and subtracting the result from the amount of deposit accounts of more than $ 100,000 reported in Memorandum item 1.b.(1) above.

        Indicate in the appropriate box at the right whether your bank has a method of
        procedure for determining a better estimate of uninsured deposits than the                    RCON      YES       NO
                                                                                                      ----      ---       --
        estimate described above  . . . . . . . . . . . . . . . . . . . . . . . . . .                 6861. .             X   M.2.a
     b. If the box marked YES has been checked, report the estimate of uninsured deposits
        determined by using your bank's method or procedure  . . . . . . . . . . . .                  5597. .       N/A       M.2.b

                                                                         C477 <-
________________________________________________________________________________
Person to whom questions about the Reports of Condition and Income should be directed:
                                                                    612 667 9895
BRIAN JARZYNSKI, SUPERVISOR REG REPORTING
- --------------------------------------------------------------------------------
Person and Title (TEXT 8901)              Area code and phone number (TEXT 8902)

SCHEDULE RC-R - RISK-BASED CAPITAL

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June, 30, 1992, must complete items 2 through 9 and Memorandum item 1. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.
                                                                        C480<-

1.   Test for determining the extent to which Schedule RC-R must be completed.  To be completed only by banks with total assets of less than $1 billion.  Indicate in the
     appropriate box at the right whether the bank has total capital greater than or equal    RCFD         YES         NO
     to eight percent of adjusted total assets  . . . . . . . . . . . . . . . . . . . . . .   6056              N/A              1.

     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsered agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
     If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

                                                                                                Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------------
                                                                     (Column A)                 (Column B)
                                                              Subordinated Debt (1) and
Items 2 and 3 are to be completed by all banks.                   Intermediate Term         Other Limited-Life
                                                                   Preferred Stock         Capital Instruments
                                                              -------------------------    -------------------
2.   Subordinated debt(1) and other limited-life capital
     instruments (original weighted average maturity of
     at least five years) with a remaining maturity of:   . . . .  RCFD                      RCFD
     a. One year or less  . . . . . . . . . . . . . . . . . . . .  3780 . .        8         3786. .         0         2.a
     b. Over one year through two years   . . . . . . . . . . . .  3781 . .        8         3787. .         0         2.b
     c. Over two years through three years  . . . . . . . . . . .  3782 . .        8         3788. .         0         2.c
     d. Over three years through four years   . . . . . . . . . .  3783 . .    1,508         3789. .         0         2.d
     e. Over four years through five years  . . . . . . . . . . .  3784 . .        8         3790. .         0         2.e
     f. Over five years   . . . . . . . . . . . . . . . . . . . .  3785 . .  160,178         3791. .         0         2.f

3.   Total qualifying capital (i.e., Tier 1 and Tier 2 Capital) allowable under the          RCFD
     risk-based capital guidelines  . . . . . . . . . . . . . . .                            3792    1,320,492         3.

Items 4-9 and Memorandum item 1 are to be completed by banks that answered NO to item 1 above and by banks with total assets of $1 billion or more.

                                                                     (Column A)                   (Column B)
                                                               Assets Recorded on the      Credit Equivalent Amount
                                                                    Balance Sheet       of Off-Balance Sheet Items (2)
                                                               ----------------------   ------------------------------
4.   Assets and credit equivalent amounts of off-balance
     sheet items assigned to the Zero percent risk category:
     a. Assets recorded on the balance sheet:
        (1)  Securities issued by, other claims on, and
             claims unconditionally guaranteed by, the U.S.
             Government and its agencies and other OECD . . . . .  RCFD                      RCFD
                                                                   ----                      ----
             central governments  . . . . . . . . . . . . . . . .  3794. .   185,630                 . . . . .         4.a.1
        (2)  All other  . . . . . . . . . . . . . . . . . . . . .  3795. .   289,471                 . . . . .         4.a.2
     b. Credit equivalent amount of off-balance sheet items                . . . . .        3796. .          0         4.b
- ------------------

(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.e, "Total."
(2) Do not report in column B the risk-weighted amount of assets reported in column A.

                                                                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------------------
                                                                     (Column A)                         (Column B)
                                                               Assets Recorded on the            Credit Equivalent Amount
                                                                    Balance Sheet             of Off-Balance Sheet Items (1)
                                                               ----------------------         ------------------------------
5.   Assets and credit equivalent amounts of off-balance
     sheet items assigned to the 20 percent risk category:
     a. Assets recorded on the balance sheet:
        (1)  Claims conditionally guaranteed by the U.S.
             Government and its agencies and other OECD            RCFD                            RCFD
                                                                   ----                            ----
             central governments  . . . . . . . . . . . . . . . .  3798. .     1,659,585                      . . . . .     5.a.1
        (2)  Claims collateralized by securities issued by
             the U.S. Government and its agencies and other
             OECD central governments; by securities issued
             by U.S. Government-sponsored agencies; and by
             cash on deposit  . . . . . . . . . . . . . . . . . .  3799. .             0                      . . . . .      5.a.2
        (3)  All other  . . . . . . . . . . . . . . . . . . . . .  3800. .     3,822,572                      . . . . .      5.a.3
     b. Credit equivalent amount of off-balance sheet items                  . . . . . .           3801. .      454,656      5.b
6.   Assets and credit equivalent amounts of off-balance
     sheet items assigned to the 50 percent risk category:
     a. Assets recorded on the balance sheet  . . . . . . . . . .  3802. .     3,938,001                      . . . . .      6.a
     b. Credit equivalent amount of off-balance sheet items                  . . . . . .           3803. .      134,908      6.b
7.   Assets and credit equivalent amounts of off-balance
     sheet items assigned to the 100 percent risk category:
     a. Assets recorded on the balance sheet  . . . . . . . . . .  3804. .     5,558,297                      . . . . .      7.a
     b. Credit equivalent amount of off-balance sheet items                  . . . . . .           3805. .    1,694,375      7.b
8.   On-balance sheet values (or portions thereof) of
     interest rate, foreign exchange rate, and commodity
     contracts which have a capital assessment for their
     off-balance sheet exposure under the risk-based capital
     guidelines and those contracts (e.g., futures contracts)
     excluded from the calculation of the risk-based capital
     ratio (exclude margin accounts and accrued receivables
     from this item)  . . . . . . . . . . . . . . . . . . . . . .  3806. .        19,973                      . . . . .      8.
9.   Total assets recorded on the balance sheet (sum of
     items 4.a, 5.a, 6.a, 7.a, and 8, column A) (must equal
     Schedule RC, item 12 plus items 4.b and 4.c, plus
     Schedule RC-B, item 6.a.(3), column A)   . . . . . . . . . .  3807. .    15,473,529                      . . . . .      9.

MEMORANDUM

                                                                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------------------
                                                                     (Column A)                   (Column B)
                                                                 Notional Principal            Replacement Cost
                                                                        Value                   (Market Value)
                                                                 ------------------            ----------------
1.   Notional principal value and replacement cost of
     interest rate and foreign exchange rate contracts
     (in column B, report only those contracts with a
     positive replacement cost):                                   RCFD                         RCFD
                                                                   ----                         ----
     a. Interest rate contracts (exclude futures contracts)                 . . . . . .         3808. .        27,748     M.1.a
        (1)  With a remaining maturity of one year or less  . . .  3809. .    9,005,988                     . . . . .     M.1.a1
        (2)  With a remaining maturity of over one year   . . . .  3810. .    1,831,812                     . . . . .     M.1.a2
     b. Foreign exchange rate contracts (exclude contracts
        with an original maturity of 14 days or less and
        futures contracts)  . . . . . . . . . . . . . . . . . . .           . . . . . .         3811. .         5,875     M.1.b
        (1)  With a remaining maturity of one year or less  . . .  3812. .      631,953                     . . . . .     M.1.b1
        (2)  With a remaining maturity of over one year . . . . .  3813. .       15,558                     . . . . .     M.1.b2

- ------------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.

              OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
                REPORTED IN THE REPORTS OF CONDITION AND INCOME
                   at close of business on December 31, 1993

Norwest Bank Minnesota, N.A.               Minneapolis                 MN
- ----------------------------               -----------                 --------
Legal Title of Bank                        City                        State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer- file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who therby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Conditions and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750- character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.



                                                                [C471      C472]
No comment:                       X        (RCON 6979)
BANK MANAGEMENT STATEMENT (Please type or print clearly)  (TEXT 6980):



                       /s/                                    1/28/94
                       ----------------------                 -----------------
                       Signature of Executive                 Date of Signature
                       Officer of Bank

                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS

                        OMB No. For OCC:                  1557- 0081
                        OMB No. For FDIC:                 3064- 0052
                        OMB No. For Federal Reserve:      7100- 0036
                        Expiration Date:                  02/28/95

                                   SPECIAL REPORT
                           (Dollar Amounts in Thousands)

                 CLOSE OF BUSINESS DATE:           FDIC Certificate Number:
                 December 31, 1993                 05208         C700 <-

- ------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS  (Complete as of each Call Report Date)
- ------------------------------------------------------------------------------

The following information is required by Public Laws 90-94 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to its executive officers made since the date of the previous Report of Conditions. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extions of credit were made during the period, insert "none" against subitem (a).
(Exclude the first $5,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.

a. Number of loans made to executive officers since the previous Call report date             3561                    1       a.
b. Total dollar amount of above loans (in thousands of dollars)                               3562                  530       b.
c. Range of interest charged on above loans (example: 9-3/4% = 9.75)                     7701/7702    4.00% to     4.00%      c.


/s/                                               1/28/94
- ------------------------------                    ---------------------
SIGNATURE AND TITLE OF OFFICER                    DATE(Month, Day, Year)
AUTHORIZED TO SIGN REPORT




- --------------------------------------        ----------------------------------
NAME AND TITLE OF PERSON TO WHOM              AREA CODE/PHONE NUMBER (TEXT 8904)
INQUIRIES MAY BE DIRECTED  (TEXT 8903)        612 667 9895

BRIAN JARZYNSKI, SUPERVISOR REG REPORTING
- --------------------------------------------------------------------------------